Exhibit 10.2

DEVELOPMENT AND LICENSE AGREEMENT

This Development and License Agreement (this “Agreement”) is made effective as of December 23, 2004 (the “Effective Date”) by and between Centocor, Inc., a wholly owned subsidiary of Johnson & Johnson, with its principal place of business at 200 Great Valley Parkway, Malvern, Pennsylvania 19355 (“Centocor”), and ImmunoGen, Inc., a Massachusetts corporation with its principal place of business at 128 Sidney Street, Cambridge, Massachusetts 02139 (“ImmunoGen”).  Centocor and ImmunoGen are sometimes each hereinafter referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, Centocor is the owner of or otherwise controls certain rights in proprietary technology and know-how relating to certain [*******************] Antibodies (as defined below); and

WHEREAS, ImmunoGen is the owner of or otherwise controls certain rights in proprietary technology and know-how relating to or otherwise useful in the conjugation of maytansine derivatives to binding proteins; and

WHEREAS, pursuant to the terms and conditions set forth herein, Centocor desires to obtain from ImmunoGen, and ImmunoGen desires to grant to Centocor, a license under certain of ImmunoGen’s Technology and/or Patent Rights to develop and commercialize one or more Licensed Products (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      DEFINITIONS

Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1.                            “Adverse Event” shall mean any untoward medical occurrence in a patient or subject who is administered a Licensed Product, whether or not considered related to the Licensed Product including, without limitation, any undesirable sign (including abnormal

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

laboratory findings of clinical concern), symptom or disease temporally associated with the use of such Licensed Product.

1.2.                            “Affiliate” shall mean any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement.  For purposes of this Section 1.2, “control” means ownership, directly or indirectly through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, or status as a general partner in the case of any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body or management of a corporation or other entity.

1.3.                            “Agreement” shall mean this Development and License Agreement between the Parties, dated as of the Effective Date, including any exhibits, schedules or other attachments hereto and incorporated herein, as any of the foregoing may be validly amended from time to time.  In the event of any inconsistency between the terms of this Agreement and the terms of any exhibits, schedules or other attachments incorporated herein, unless the Parties expressly agree otherwise in writing the terms of this Agreement shall govern.

1.4.                            [***************************] shall mean any [**************************] consisting of an [**************] in [*********************************].

1.5.                            [***************************]-MAY Conjugate” shall mean any conjugate of an [********************************] Antibody with a MAY Compound.

1.6.                            “Ansamitocins” shall mean precursor(s) of MAY Compound produced by microbial fermentation, such as Ansamitocin P0, P1, P2, P3, P3’, P4, and P4’.

1.7.                            [***************************] Antibody” shall mean any Antibody (including [********] that is Controlled by Centocor and that targets [*************************].

1.8.                            “Antibody” shall mean a composition comprising a whole antibody or fragment

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

thereof (whether polyclonal or monoclonal, human, humanized, chimeric or murine, or derived from another relevant species, multiple or single chain, recombinant, transgenic animal derived or naturally occurring, and any constructs thereof) or having been derived from nucleotide sequences encoding, or amino acid sequences of, such an antibody or fragment.

1.9.                            “Centocor Background Technology” means any Technology used by Centocor or provided by Centocor for use, in the Research Program that is useful in the Field and that is (a) Controlled by Centocor as of the Effective Date or (b) Controlled by Centocor and developed or conceived by employees of, or consultants to, Centocor on and after the Effective Date in the conduct of activities outside the Research Program and without the use of any Licensed Technology, Licensed Patent Rights or Joint Program Technology.   Any Centocor Background Technology Controlled by Centocor as of the Effective Date is, or that becomes Controlled by Centocor on and after the Effective Date shall be, described in Schedule C attached hereto and incorporated herein by reference.

1.10.                     “Centocor Patent Rights” shall mean all Patent Rights with respect to Centocor Background Technology.

1.11.                     “Centocor Program Technology” shall mean any Program Technology made solely by employees of, or others obligated to assign inventions to, Centocor or any Affiliate of Centocor.

1.12.                     “Clinical Materials” shall mean any MAY Compound or Licensed Product supplied by ImmunoGen to Centocor pursuant to Section 4.3 and/or the terms of a Supply Agreement for use in human clinical testing.

1.13.                     “Collaboration Committee” shall mean the committee with representatives of each Party established as set forth in Section 3.4.

1.14.                     [***************************************] shall mean a [*****] of [************] in [********************] to [***************] of [********] of [****************] to [***********************************] and [********] launch of a product incorporating MAY Compound.

1.15.                     “Commercialization” or “Commercialize” shall mean any and all activities

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

directed to pre-launch and launch of Licensed Products, including marketing, promoting, distributing, offering for sale and selling such Licensed Product, importing Licensed Products for sale, manufacturing for commercial sale (except for scale-up activities, which shall be Development activities) and securing reimbursement for sales. When used as a verb, “Commercialize” shall mean to engage in Commercialization.

1.16.                     “Confidential Information” shall mean, with respect to a Party (the “receiving Party”), all information which is disclosed by the other Party (the “disclosing Party”) to the receiving Party hereunder or to any of its employees, consultants, Affiliates, licensees or sublicensees, except to the extent that the receiving Party can demonstrate by written record or other suitable physical evidence that such information, (a) as of the date of disclosure is demonstrably known to the receiving Party or its Affiliates other than by virtue of a prior confidential disclosure to such Party or its Affiliates; (b) as of the date of disclosure is in, or subsequently enters, the public domain, through no fault or omission of the receiving Party; (c) is obtained from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the disclosing Party; or (d) is independently developed by or for the receiving Party without reference to or reliance upon any Confidential Information of the Disclosing Party.  For purposes of clarity, (a) any technical or financial information of a disclosing Party disclosed at any meeting of the Collaboration Committee, or disclosed through an audit report shall constitute Confidential Information of such disclosing Party, (b) the terms of this Agreement, to the extent not disclosed in a public filing (or press release permitted under Section 6 of this Agreement, shall constitute Confidential Information of each Party unless otherwise specified, (c) all know-how and trade secrets disclosed by ImmunoGen to Centocor in connection with the licenses set forth in Section 2.1 of this Agreement shall constitute Confidential Information of ImmunoGen, and (d) all know-how and trade secrets disclosed by Centocor to ImmunoGen in connection with the license set forth in Section 2 of this Agreement shall constitute Confidential Information of Centocor.

1.17.                     “Consumer Price Index or “CPI” shall mean the CPI for All Urban Consumers published from time to time by the Bureau of Labor Statistics of the United States Department of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

Labor.

1.18.                     “Contract Year” shall mean the period beginning on the Effective Date and ending on December 31, 2005 and each succeeding twelve (12) month period thereafter during the Term.

1.19.                     “Control” or “Controlled” shall mean, with respect to any Patent Rights, Technology or Proprietary Materials (including, without limitation, any MAY Compound, [*********************************] Antibody or other proprietary biologic material covered under this Agreement), the possession by a Party of the ability to grant a license or sublicense of such Patent Rights or Technology and the rights thereto or to supply such Proprietary Materials as provided for in this Agreement without violating the terms of any arrangement or agreement between such Party or its Affiliates and any Third Party.

1.20.                     “Cost” shall mean, with respect to any Preclinical Materials or Clinical Materials manufactured by ImmunoGen, ImmunoGen’s fully-burdened costs (including the costs associated with product testing and release activities) of producing and packaging such Preclinical or Clinical Materials, including the sum of the following components:  (a) direct costs, including (1) materials directly used in producing and packaging such Preclinical Materials or Clinical Materials and (2) with respect to any Preclinical Materials or Clinical Materials obtained by ImmunoGen from a Third Party and supplied to Centocor without modification, the amount paid by ImmunoGen to such Third Party for the same; (b) manufacturing overhead costs attributable to the cost of goods under the foregoing clause (a) (1), including manufacturing and quality labor and manufacturing and quality supervisory services, operating and administrative costs of the manufacturing and quality departments and occupancy costs which are allocable to company departments based on space occupied or headcount, or another activity-based method; (c) any other reasonable and customary out-of-pocket costs borne by ImmunoGen for the testing, transport, customs clearance, duty, insurance and/or storage of such Preclinical Materials or Clinical Materials; and (d) ImmunoGen’s general and administrative costs, including purchasing, human resources, payroll, information system and accounting, which are directly attributable or reasonably allocable to company departments

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

based on space occupied or headcount or another activity-based method.  In no event shall Manufacturing Costs include costs associated with idle capacity.  Manufacturing overhead costs under the foregoing clause (b) and general and administrative costs under the foregoing clause (d) are allocable to each batch of Preclinical Material and/or Clinical Material produced based upon the [******] of [******], or any portion of a [****], that a Manufacturing [*****] is [**********] for the [**********] (including [*****************] and [*******]) if Preclinical Materials or Clinical Materials, as the use may be, at ImmunoGen’s facilities.  Notwithstanding the foregoing, Cost shall not include the cost of purchasing any Dedicated Equipment pursuant to Section 4.4 of this Agreement.

1.21.                     “Dedicated Equipment” shall mean any equipment, instrument or machinery used by ImmunoGen exclusively in the manufacturing of Preclinical Materials or Clinical Materials.

1.22.                     “Development” and “Develop” shall mean, with respect to any Licensed Product, all activities with respect to such Licensed Product relating to research and development in connection with seeking, obtaining and/or maintaining any Regulatory Approval for such Licensed Product in the Field in the Territory, including without limitation, all pre-clinical research and development activities, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development and performance, all activities relating to developing the ability to manufacture any Licensed Product or any component thereof (including, without limitation, process development work), and all other activities relating to seeking, obtaining and/or maintaining any Regulatory Approvals from the FDA and/or any Foreign Regulatory Authority.

1.23.                     “Drug Approval Application” shall mean any application for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Licensed Product in any country or jurisdiction in the Territory, including, without limitation, (a) any NDA or other regulatory application filed with the FDA prior to any commercial sale or use of a Licensed Product in the United States, and (b) any MAA or other

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

equivalent regulatory application filed with any Foreign Regulatory Authority for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Licensed Product in any other country or jurisdiction in the Territory.

1.24.                     “Effective Date” shall mean the date first written above in the introductory paragraph to this Agreement.

1.25.                     “FDA” shall mean the United States Food and Drug Administration and any successor agency or authority thereto.

1.26.                     “Field” shall mean all human therapeutic uses.

1.27.                     “First Commercial Sale” shall mean the date of the first commercial transfer or disposition for value to a Third Party of a Licensed Product by or on behalf of Centocor or any Affiliate or Sublicensee of Centocor.

1.28.                     “Foreign Regulatory Authority” shall mean any applicable supranational, national, federal, state or local regulatory agency, department, bureau or other governmental entity of any country or jurisdiction in the Territory (other than the FDA in the United States), including, without limitation, the Europeon Medicines Agency, having responsibility in such country or jurisdiction for any Regulatory Approvals of any kind in such country or jurisdiction, and any successor agency or authority thereto.

1.29.                     “Full Time Equivalent” or “FTE” a full time person dedicated to the Research Program, or in the case of less than a full-time dedicated person, a full-time, equivalent person year, based on a total of at least [************] or [*******************] per year of work, on or directly related to the Research Program, and which is carried out by employees, contractors or agents of ImmunoGen having the appropriate scientific expertise to conduct such activities.

1.30.                     “FTE Cost” shall mean, for any period during the Term of this Agreement, the FTE Rate multiplied by the number of FTEs expended over such period.

1.31.                     “FTE Rate” shall mean, for the [*****] Contract Year commencing on the Effective Date, [*************]; and, for each Contract Year thereafter, the result obtained by multiplying [*************] by the sum of (1+CPI) where CPI is a fraction, the numerator of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

which is the difference between the Consumer Price Index as of the last month of the immediately preceding Contract Year and the Consumer Price Index as of the month immediately preceding the Effective Date and the denominator of which is the Consumer Price Index as of the month immediately preceding the Effective Date.

1.32.                     “GMPs” shall mean all good manufacturing practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.33.                     “ImmunoGen Materials” shall mean any Proprietary Materials Controlled by ImmunoGen and used by ImmunoGen, or provided by ImmunoGen for use, in the Research Program.  ImmunoGen Materials shall include, without limitation, any MAY Compound.

1.34.                     “ImmunoGen Program Technology” shall mean any Program Technology made solely by employees of, or agents or others obligated to assign inventions to, ImmunoGen or an Affiliate of ImmunoGen.

1.35.                     “Improvement” shall mean any enhancement, improvement or modification to the Licensed Technology or the Licensed Patent Rights which is conceived or reduced to practice by either Party in the conduct of the Research Program and/or in connection with the development of any Licensed Product.

1.36.                     “IND” shall mean an investigational new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed or to be filed with the FDA with regard to any Licensed Product.

1.37.                     “Indemnitees” and “Indemnifying Party” shall have the meanings set forth in Section 9.

1.38.                     “Joint Program Technology” shall mean any Program Technology made jointly by one or more employees of or agents to, or other persons obligated to assign inventions to, ImmunoGen or an ImmunoGen Affiliate, and by one or more employees of or agents to, or other persons obligated to assign inventions to, Centocor or a Centocor Affiliate.

1.39.                     “Licensed Patent Rights” shall mean any Patent Rights in the Field which are Controlled by ImmunoGen as of the Effective Date or become Controlled by ImmunoGen during the Term (including ImmunoGen’s interest in any ImmunoGen Program Technology and Joint

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

Program Technology covered by Patent Rights that are Controlled by ImmunoGen), to the extent necessary to Develop, have Developed, make, have made, use, sell, have sold, import or export any Licensed Product in the Field in the Territory.  Licensed Patent Rights as of the Effective Date are set forth in Schedule A attached hereto and incorporated herein by reference.

1.40.                     “Licensed Product” shall mean any product that incorporates, is comprised of, or is otherwise derived from, an [***************]- MAY Conjugate.

1.41.                     “Licensed Technology” shall mean any Technology in the Field which is Controlled by ImmunoGen as of the Effective Date or becomes Controlled by ImmunoGen during the Term (including ImmunoGen’s interest in any ImmunoGen Program Technology and Joint Program Technology), which is necessary or useful to Develop, have Developed, make, have made, use, sell, have sold, import or export any Licensed Product in the Field in the Territory.

1.42.                     “MAA” shall mean an application filed with the relevant Foreign Regulatory Authorities in Europe seeking Regulatory Approval to market and sell any Licensed Product in Europe or any country or territory therein for a particular indication within the Field.

1.43.                     [*****************************] shall mean the [*********] of (a) an [*****] (such [*****] to [*****] the [****] under (b) below) of a [****************] by [******] that [*******************] to [******************] that the [*******************] is [*******] of using [***********************************] to [******************** ****************] to [**********************] in terms of [************************] and [***************] for [*********] to be used in (i) [***************************] involving [**************] and (ii) [******************************] of a [****************], and (b) the [*********] by [*********] or [******] and [************ *************] of a [***************] that [*********************************] is [***********] with the [*****] of [*******] as described under (a) above.  For the avoidance of doubt, if [*******] chooses [***] to [*******] the [*****] under (a) above [*****] to the [********] of the [****************] referenced under (b) above, the [****************** *************] will be [**************] and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

[*********] upon the [*********] of only (b) above.

1.44.                     “MAY Compound” shall mean any and all maytansinoid compounds and any and all derivatives of any such maytansinoid compounds, to the extent, in any case, Controlled by ImmunoGen, including without limitation, (a) N2’-deacetyl-N2’-(3-mercapto-1-oxopropyl)-maytansine (CAS No. 139504-50-0) (commonly referred to as DM1); (b) N2’-deacetyl-N2-(4-mercapto-1-oxopentyl)-maytansine (commonly referred as DM3); and (c) N2’-deacetyl-N2-(4-mercapto-4-methyl-1-oxopentyl)-maytansine (commonly referred as DM4).

1.45.                     “MTA” shall mean that certain Material Transfer and Evaluation Agreement between Centocor and ImmunoGen dated [***************], as amended on [********************] and [********************].

1.46.                     “NDA” shall mean a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

1.47.                     “Net Sales” shall mean, as to each calendar quarter during the Term, the gross invoiced sales prices charged for all Licensed Products sold by Centocor or its Sublicensees to Third Parties throughout the Territory during such calendar quarter, less the following amounts incurred or paid by Centocor or its Sublicensees during such calendar quarter with respect to sales of Licensed Products regardless of the calendar quarter in which such sales were made:

(a)                                   (i) trade, cash and quantity discounts actually allowed or taken, including discounts to governmental or managed care organizations; (ii) rebates actually paid or credited, including government rebates such as Medicaid chargebacks or rebates; (iii) retroactive price reductions or allowances actually allowed or granted from the billed amount; and (iv) commercially reasonably promotional allowances actually granted to customers as reflected on the same invoice as for the sale of Licensed Product

(b)                                  credits or allowances actually given or made for rejection of or return of, previously sold Licensed Products;

(c)                                   any charges for insurance, freight, and other transportation costs directly

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

related to the delivery of Licensed Product to the extent included in the gross invoiced sales price;

(d)                                  any tax, tariff, duty or governmental charge levied on the sales, transfer, transportation or delivery of a Licensed Product (including any tax such as a value added or similar tax or government charge) borne by the seller thereof, other than franchise or income tax of any kind whatsoever; and

(e)                                   any import or export duties or their equivalent borne by the seller.

“Net Sales” shall not include sales or transfers between Centocor and its Affiliates, unless the Licensed Product is consumed by the Affiliates.

1.48.                     “Patent Rights” shall mean the rights and interests in and to any and all issued patents and pending patent applications (including inventor’s certificates and utility models) in any country or jurisdiction in the Territory, including any and all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals and other continuing applications, supplementary protection certificates, renewals, and all letters patent on any of the foregoing, and any and all reissues, reexaminations, extensions, confirmations, registrations and patents of addition on any of the foregoing.

1.49.                     “Phase II Clinical Trial” shall mean, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety, dose ranging and efficacy of such Licensed Product for such indication, which is prospectively designed to generate sufficient data (if successful) to commence a Pivotal Clinical Trial of such Licensed Product for such indication.

1.50.                     “Pivotal Clinical Trial” shall mean, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety and efficacy of such Licensed Product for such indication, which is prospectively designed to demonstrate statistically whether such Licensed Product is safe and effective for use in such indication in a manner sufficient to file an NDA to obtain Regulatory Approval to market and sell that Licensed Product in the United States or in any other country in the Territory for the indication under investigation in such study.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

1.51.                     “Preclinical Materials” shall mean any MAY Compound and/or [***************************]-MAY Conjugate supplied by ImmunoGen to Centocor in accordance with Section 4.2 for the purpose of conducting research activities and/or preclinical testing under the Research Program with respect to a Licensed Product.

1.52.                     “Program Technology” shall mean any Technology, whether or not patentable, conceived or reduced to practice in the conduct of the Research Program, or, during the manufacture of Preclinical Material or Clinical Material in accordance with Section 4 of this Agreement.

1.53.                     “Proprietary Materials” shall mean any tangible chemical, biological or physical research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.

1.54.                     “Regulatory Approval” shall mean any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the FDA or any Foreign Regulatory Authority necessary for the development, pre-clinical and/or human clinical testing, manufacture, quality testing, supply, use, storage, importation, export, transport, marketing and sale of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.  “Regulatory Approval” shall include, without limitation, any NDA, MAA or any other Drug Approval Application.

1.55.                     “Regulatory Authority” shall mean the FDA and/or a Foreign Regulatory Authority.

1.56.                     “Research Budget” shall mean the budget for the Research Plan as agreed to by the parties.

1.57.                     “Research Plan” shall mean the written plan describing the research activities to be carried out by each Party pursuant to this Agreement attached hereto as Appendix 3.1.

1.58.                     “Research Program” shall mean the research activities in the Field commencing on the Effective Date to be conducted by the Parties pursuant to Section 3.1 of this Agreement

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

and reflected in the Research Plan.

1.59.                     “Sublicensee” shall mean any Third Party to which Centocor grants a sublicense of the rights granted to Centocor pursuant to this Agreement.

1.60.                     “Technology” shall mean and include any and all unpatented proprietary ideas, inventions, trade secrets, discoveries, data, results, formulae, designs, specifications, methods, processes, formulations, techniques, know-how, technical information (including, without limitation, structural and functional information), process information, pre-clinical information, clinical information, and any and all Proprietary Materials, including all proprietary biological, chemical, pharmacological, toxicological, pre-clinical, clinical, assay, control and manufacturing data and materials.

1.61.                     “Term” shall mean the period commencing on the Effective Date and continuing until the expiration or termination of this Agreement in accordance with the terms hereof.

1.62.                     “Territory” shall mean all countries and jurisdictions of the world.

1.63.                     “Third Party” shall mean, as to a Party, any entity other than that Party and its respective Affiliates.

1.64.                     “Third Party Payments” shall have the meaning set forth in Section 5.3.2.

1.65.                     “Upfront Fee” shall have the meaning set forth in Section 5.1.1.

1.66.                     “Valid Claim” shall mean any claim within an issued, unexpired patent or pending patent application within the Licensed Patent Rights that (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, and (b) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, and (c) has not been rendered unenforceable through disclaimer or otherwise, and (d) is not lost through an interference proceeding.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

2.                                      GRANT OF RIGHTS

2.1                               License Grants.

(a)                                   Commercialization License.

(i)                                     License to Centocor  Subject to the terms and conditions of this Agreement, ImmunoGen hereby grants to Centocor an exclusive, royalty-bearing license, including the right to grant sublicenses as described in Section 2.1(a)(ii) below, under the Licensed Patent Rights and Licensed Technology and ImmunoGen’s interest in Improvements, to Develop, have Developed, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported Licensed Products in the Field in the Territory.

(ii)                                  Right to Sublicense.  Centocor shall have the right freely to grant sublicenses to all or any portion of its rights under the license rights granted pursuant to Section 2.1(a)(i) hereof to any Third Party; provided, however, that (1) ImmunoGen shall be notified in writing of each such sublicense, (2) any and all sublicenses shall be consistent with the terms and conditions of this Agreement, and (3) Centocor shall remain obligated for the payment to ImmunoGen of all of its payment obligations hereunder, including, without limitation, the payment of any milestones and royalties described in Section 5 hereof.

(b)                                  Research Licenses.

(i)                                     Research License to Centocor  Subject to the terms and conditions of this Agreement, during the Term of this Agreement, ImmunoGen hereby grants to Centocor a fully paid-up, non-exclusive, royalty-free, worldwide license, without the right to grant sublicenses, under the Licensed Technology and Licensed Patent Rights and ImmunoGen’s interest in any Improvements, for the sole purpose of conducting the activities it is required to perform as part of the Research Program.

(ii)                                  Research License to ImmunoGen.  Subject to the terms and conditions of this Agreement, during the Term of this Agreement, Centocor hereby grants to ImmunoGen a fully paid-up, non-exclusive, royalty-free, worldwide license, without the right to grant sublicenses, under the Centocor Background Technology and Centocor Patent Rights and Centocor’s interest in any Improvements, Centocor Program Technology and Joint Program Technology, for the sole purpose of conducting the activities it is required to perform as part of the Research Program.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

2.2                               Retained Rights and Covenants.

(a)                                   Retained Rights.  Subject to the other terms of this Agreement (including, without limitation, Section 2.2(b)), ImmunoGen retains the right to use the Licensed Technology and its interest in any Improvements and practice the Licensed Patent Rights (a) to perform its obligations under this Agreement (including without limitation its obligation to manufacture Preclinical Materials and Clinical Materials in accordance with Section 4 of this Agreement) (b) to develop, have developed, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported any product that is not a Licensed Product, and (c) for any and all uses outside of the Field.

(b)                                  Covenants.  Notwithstanding anything to the contrary contained in Section 2.2(a) or 2.3 of this Agreement, ImmunoGen hereby agrees during the Term of this Agreement, that it shall not grant to any Third Party any license or other right under any Patent Rights or Technology Controlled by ImmunoGen to develop, have developed, commercialize, have commercialized, make or have made any product containing a conjugate of a MAY Compound to an Antibody which selectively and specifically binds with [**************************].

2.3                               Improvement License to ImmunoGen.  Centocor hereby grants to ImmunoGen a non-exclusive, fully paid, irrevocable, royalty-free license, including the right to grant sublicenses, under Centocor’s interest in Improvements Controlled by Centocor (a) to manufacture Clinical Materials or Preclinical Materials pursuant to the terms of this Agreement, and/or each applicable Supply Agreement (b) to develop, make, have made, use, sell, have sold, offer for sale, import, have imported, export and have exported any product that is not a Licensed Product, and (c) to otherwise exploit such Improvements for all uses outside of the Field.

3.                                      RESEARCH PROGRAM; DEVELOPMENT AND COMMERCIALIZATION
OF LICENSED PRODUCTS.

3.1                               Research Program.

(a)                                   Implementation of Research Program.  Promptly following the execution of this Agreement, the Parties shall cooperate in conducting the Research Program as described

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

in the Research Plan in Appendix 3.1 attached hereto. The Research Program shall be designed to facilitate the selection of the appropriate [************************] Antibodies and MAY Compounds to be used in preparing [*********************]-MAY Conjugates and the conduct of initial research with respect to the [*********************]-MAY Conjugates. The Research Program shall be conducted pursuant to a Research Budget agreed to by the Parties.  The Parties may, by mutual agreement, make adjustments in the Research Plan and Research Budget from time to time during the Term of this Agreement.  Each Party undertakes that the activities assigned to it in a Research Plan shall be conducted diligently and in good scientific manner in accordance with accepted laboratory practices and in compliance with any and all laws, regulations and bioethical conventions applicable to the jurisdiction in which those activities take place.

(b)                                  Collaborative Efforts and Reports.  The Parties agree that the successful execution of the Research Program will require the collaborative use of both Parties’ areas of expertise.  The Parties shall keep the Collaboration Committee and each other fully informed about the status of the Research Program.  Scientists at ImmunoGen and Centocor shall cooperate in the performance of the Research Program and, subject to any confidentiality obligations to Third Parties, shall exchange information and materials in a mutually acceptable secure manner as necessary to carry out the Research Program, but subject to the provisions of Section 6 hereof.  The Parties expect that such exchange of information and materials may involve short-term on-site visits by scientists of each Party to the facilities of the other Party.

(c)                                   Additional Obligations of ImmunoGen.  Subject to the other terms of this Agreement, ImmunoGen may, [******************************], conduct such additional research activities, as ImmunoGen, in its sole discretion, are necessary as useful for the Development of Licensed Products.  Without limiting the generality of the foregoing, ImmunoGen may from time to time, provide Centocor technical assistance within ImmunoGen’s area of expertise (or its subcontractors) concerning the Development of Licensed Products, provided that such technical assistance and expertise is within the scope of the Licensed Technology and/or Licensed Patent Rights covered under this Agreement.  Such technical

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

assistance and expertise shall include, but not be limited to, visits by ImmunoGen personnel to Centocor and visits by Centocor Personnel to ImmunoGen (or its subcontractors), at Centocor’s expense, at such times and for such periods of time as may be reasonably acceptable to the Parties.

(d)                                  Supply of Proprietary Materials.  From time to time during the Research Program Term, either Party (the “transferring Party”) may supply the other Party (the “recipient Party”) with its Proprietary Materials for use in the Research Program.  In connection therewith, the recipient Party hereby agrees that (i) it shall not use Proprietary Materials for any purpose other than exercising any rights granted to it or reserved by it hereunder; (ii) it shall use the Proprietary Materials only in compliance with all applicable, federal, state, and local laws and regulations; (iii) it shall not transfer any Proprietary Materials to any Third Party without the prior written consent of the transferring Party, except as expressly permitted hereby; (iv) the transferring Party shall retain full ownership of all such Proprietary Materials; and (v) upon the expiration or termination of this Agreement, the recipient Party shall at the instruction of the transferring Party either destroy or return any Proprietary Materials which are not the subject of the grant of a continuing license hereunder.

3.2                               Development and Commercialization.

(a)                                   Responsibility.  Subject to Section 3.3 of this Agreement, on and after the Effective Date, Centocor shall have sole control and authority over the Development and Commercialization of Licensed Products in the Field in the Territory, including, without limitation, (i) the conduct of all research and pre-clinical Development activities (including the assessment of alternative designs for the [**********************]-MAY Conjugates, the selection of the final [************************] Antibodies and MAY Compounds to be used in the [*********************]-MAY Conjugates and the selection of the [***********************]-MAY Conjugates to be Developed as Licensed Products, all preclinical and IND-enabling studies, including toxicology testing, any pharmaceutical development work on formulations or process development relating to any such Licensed Products), (ii) all activities related to human clinical trials, (iii) subject to Section 4 of this

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

Agreement, all activities relating to the manufacture and supply of [***********************] Antibodies, MAY Compounds and Licensed Products, to the extent such activities relate to the Development and Commercialization of Licensed Products (including all required process development and scale up work with respect thereto), (iv) all Commercialization activities relating to any Licensed Product, and (v) all activities relating to any regulatory filings, registrations, applications and Regulatory Approvals relating to any of the foregoing (including any INDs or foreign equivalents, any manufacturing facility validation and/or licensure, any Drug Approval Applications and any other Regulatory Approvals).  Except as described in the next sentence, Centocor shall own all Technology arising from any such activities under this Agreement, including, without limitation, all regulatory filings, registrations, applications and Regulatory Approvals relating to Licensed Products (including any INDs or foreign equivalents, any Drug Approval Applications and any other Regulatory Approvals), and all of the foregoing Technology and filings, registrations and applications shall be considered Confidential Information solely owned by Centocor.  Notwithstanding the foregoing, ImmunoGen shall own all Technology arising from ImmunoGen’s activities relating to the manufacture and supply of MAY Compounds to Centocor and all of the foregoing Technology shall be considered Confidential Information solely owned by ImmunoGen.  Notwithstanding anything to the contrary in this Agreement, (i) all activities relating to Development and Commercialization of Licensed Products under this Agreement shall be undertaken at Centocor’s sole cost and expense, except as otherwise expressly provided in this Agreement, (ii) all business decisions, including, but not limited to, the design, sale, price and promotion of Licensed Products under this Agreement and the decision whether to market any particular Licensed Product shall be within the sole discretion of Centocor, (iii) any marketing of a Licensed Product in one market or country shall not obligate Centocor to market said Licensed Product in any other market or country and (iv) Centocor makes no warranty or representation that the marketing of any Licensed Product shall be the exclusive means by which Centocor will participate in the Field to which the Licensed Product relates.

(b)                                  Due Diligence.  Centocor will use commercially reasonable efforts to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

Develop and Commercialize Licensed Products, and to undertake investigations and actions required to obtain appropriate Regulatory Approvals necessary to market Licensed Products, in the Field and in the Territory, such commercially reasonable efforts to be in accordance with the efforts and resources Centocor would use for a compound owned by it or to which it has rights, which is of similar market potential at a similar stage in development as the applicable Licensed Product, taking into account the proprietary position of the Licensed Product, the relative potential safety and efficacy of the Licensed Product, the regulatory requirements involved in its Development, Commercialization and Regulatory Approval, the cost of goods and availability of capacity to manufacture and supply the Licensed Product at commercial scale, and other relevant factors including, without limitation, technical, legal, scientific or medical factors.  In determining whether Centocor is using the efforts described in this Section 4.4 to Develop a Licensed Product the Parties shall consider, among other things, whether such Licensed Product is in Active Development.  “Active Development” shall mean that at any given time Centocor shall be diligently engaging in one or more of the following Development activities for a given Licensed Product: [*************************************************************] from the [************************] or [****************************] for any [********************************************************] being [*******] or [***************] or [******************************************************* **************************************************************] and [*******************] or [********************] and [*****************] from a [**********************] and [********************] within [******************] to [********] any of the preceding activities.  Notwithstanding the foregoing, Centocor shall not be considered to have failed to meet its obligation to use such efforts or have a Licensed Product in Active Development if such failure is due to the failure on the part of ImmunoGen to provide Preclinical or Clinical Materials under Article 4 hereof.  In the event that Centocor fails to use commercially reasonable efforts as required hereunder, then, ImmunoGen’s sole remedy shall be the right, in its sole discretion to (i) terminate the licenses granted under Section 2.1 this Agreement for breach under Section 8.2(b) below (including the notice and cure provisions

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

therein) or (ii) convert the licenses granted under Section 2.1 of this Agreement from exclusive licenses to non-exclusive licenses, in either case only as such licenses apply to such Licensed Product in such country, which termination or conversion, as the case may be, shall be effective upon expiration of the cure period specified in 8.2(b) below provided that such failure remains uncured upon such expiration.

3.3                               Updates and Reports; Notification of Milestones; Exchange of Adverse Event Information.

(a)                                   Updates and Reports.  Centocor shall keep ImmunoGen informed of the progress of Centocor’s efforts to Develop and Commercialize Licensed Products in the Field in the Territory by providing ImmunoGen with brief written reports no less frequently than on each anniversary of the Effective Date during the Term of this Agreement (commencing with the first anniversary of the Effective Date) which shall summarize Centocor’s efforts to Develop and Commercialize such Licensed Products, identify the Drug Approval Applications that Centocor and its Sublicensees have filed, sought or obtained in the prior twelve (12)-month period, and any they reasonably expect to make, seek or attempt to obtain in the following twelve (12)-month period.  The Parties agree that the minutes of the Collaboration Committee meetings may serve as reports hereunder, to the extent such minutes adequately address the above issues.

(b)                                  Notification of Milestone Achievement.  Centocor shall provide ImmunoGen with prompt written notice of the occurrence of any event giving rise to an obligation to make a milestone payment to ImmunoGen under Section 5.1.2, which shall in any event be no later than [***********] days after the occurrence of such event, and shall provide ImmunoGen with prompt written notice of the occurrence of the First Commercial Sale of any Licensed Product.  In the event that, notwithstanding the fact that Centocor has not given any such notice, ImmunoGen believes any such milestone event has occurred, it shall so notify Centocor in writing, and shall provide to Centocor the data and information demonstrating that the conditions for payment have been achieved.  Within [***] ([***]) days of its receipt of such notice, the Parties shall meet to review the data and information and shall agree in good faith whether or not the conditions for payment have been achieved.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

(c)                                   Adverse Events.  As the owner of all regulatory approvals, Centocor will be primarily responsible for Adverse Event, safety and pharmacovigilence reporting on all Licensed Products.  To the extent that it may apply to a Licensed Product, ImmunoGen agrees to provide Centocor with Adverse Event and product complaint information relating to any product containing any MAY Compound that is compiled and prepared by ImmunoGen or any Third Party in the normal course of business in connection with the development, commercialization or sale of any such product, in accordance with procedures that shall be agreed to by the Parties based, in general, on Schedule D attached hereto (it being the understanding of the Parties that such Schedule D is included as an example only and shall not be binding upon the Parties); provided, however, that the foregoing shall not require ImmunoGen to violate any agreements with or confidentiality obligations owed to any Third Party.  In addition, Centocor agrees to provide ImmunoGen with agreed upon Adverse Event information and product complaint information relating to Licensed Products as compiled and prepared by Centocor in the normal course of business in connection with the Development or Commercialization of any Licensed Product, within time frames consistent with reporting obligations under applicable laws and regulations in accordance with procedures that shall be agreed to by the Parties based, in general, on Schedule D attached hereto (it being the understanding of the Parties that such Schedule D is included as an example only and shall not be binding upon the Parties).  Centocor shall provide its Adverse Event and product complaint information hereunder to ImmunoGen’s designated representative, who shall be its Chief Regulatory Officer unless ImmunoGen otherwise notifies Centocor.  ImmunoGen shall provide its Adverse Event and product complaint information hereunder to Centocor’s designated representative identified on Schedule D unless Centocor otherwise notifies ImmunoGen.

(d)                                  Correspondence for Licensed Products.  To the extent reasonably practicable and subject to any Third Party confidentiality obligations, Centocor shall provide ImmunoGen with copies of any material documents or correspondence pertaining to ImmunoGen’s manufacture of Preclinical Materials, Clinical Materials or any Licensed Product and prepared for submission to the FDA and any material documents or other correspondence

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

received from the FDA pertaining to ImmunoGen’s manufacture of Preclinical Materials, Clinical Materials or any Licensed Product.  ImmunoGen shall complete its review within [********] days after receipt of the proposed submission. When requested in writing, ImmunoGen shall provide reasonable assistance to Centocor in obtaining Regulatory Approvals for Licensed Product.  Notwithstanding the foregoing, Centocor shall have the sole responsibility for, and ImmunoGen agrees that Centocor shall be the sole owner of, any Regulatory Approval for the Licensed Product.

(e)                                   Confidential Information.  All reports, updates, Adverse Event, product complaint and other information provided by the disclosing Party to the receiving Party under this Agreement (including under this Section 3.3), shall be considered Confidential Information of the disclosing Party, subject to the terms of Section 6.

3.4                               Collaboration Committee.

(a)                                   Mandate and Establishment of Committee.  Promptly after the Effective Date, the Parties shall form a Collaboration Committee to serve as a forum for coordination and communication between the Parties with respect to the Research Program and/or the development of manufacturing processes applicable to any MAY Compound or Licensed Product covered by this Agreement (including, without limitation, all process science and process development work, formulation work, and quality control/assurance work hereunder), and to assist Centocor in its exercise of its rights to make or have made Licensed Products under this Agreement.  Within thirty (30) days after the Effective Date, the Parties shall each nominate an equal number of representatives (which shall be no less than two (2) each) for membership on the Collaboration Committee.  Each Party may change its representative(s) as it deems appropriate by notice to the other Party.

(b)                                  Chair of Committee; Meetings.  The chair of the Collaboration Committee shall be one of the Centocor representatives on the Collaboration Committee, as designated by Centocor.  The Collaboration Committee shall meet on a semi-annual basis or other schedule agreed upon by the Parties, unless at least thirty (30) days in advance of any meeting the chair of the Collaboration Committee determines that there is no need for a meeting.  In such instance,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

the next Collaboration Committee meeting shall also be scheduled as agreed upon by the Parties.  The location of meetings of the Collaboration Committee shall alternate between ImmunoGen’s offices and Centocor’s offices in Cambridge, Massachusetts and Malvern/Radnor/Horsham/ Chesterbrook/Springhouse, Pennsylvania, respectively, unless otherwise agreed by the Parties. As agreed upon by the Parties, Collaboration Committee meetings may be face-to-face or may be conducted through teleconferences and/or videoconferences.  In addition to its Collaboration Committee representatives, each Party shall be entitled to have other employees attend such meetings to present and participate, though not in a decision-making capacity.  Each Party shall bear its own costs and expenses, including travel and lodging expense, that may be incurred by Collaboration Committee representatives or other attendees at Collaboration Committee meetings, as a result of such meetings hereunder.  Minutes of each Collaboration Committee meeting will be transcribed and issued to members of the Collaboration Committee by the chair within thirty (30) days after each meeting, and such minutes shall be reviewed and modified as mutually required to obtain approval of such minutes promptly thereafter.

4.                                      SUPPLY AND MANUFACTURING OBLIGATIONS

4.1                               Supply of Preclinical Materials, Clinical Materials and Licensed Product.  Centocor shall be responsible, at its sole cost, for manufacturing or having manufactured through Third Party contract manufacturers, any materials (including without limitation, all [**********************] Antibodies, MAY Compounds and [******************]-MAY Conjugates) as may be required for all preclinical and clinical studies necessary to obtain Regulatory Approval of Licensed Products and any materials and/or quantities of each Licensed Product as may required for all preclinical and clinical studies applicable to such Licensed Product and for Commercialization of such Licensed Product.

4.2                               Supply of Preclinical Materials by ImmunoGen.  Notwithstanding anything to the contrary in Section 4.1, during the Term of this Agreement, Centocor may request ImmunoGen to supply Centocor with such quantities of Preclinical Materials as may be reasonably required by Centocor in order to conduct all pre-clinical Development activities

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

(including, without limitation, toxicology testing) relating to Licensed Products.  Centocor shall order all amounts of Preclinical Materials, and ImmunoGen shall deliver all such ordered amounts, in accordance with advance ordering timeframes and delivery timeframes and specifications to be agreed upon by the Parties.  To the extent Centocor requests ImmunoGen to manufacture any [*********************]-MAY Conjugate, Centocor shall supply ImmunoGen with quantities of [***************************] Antibodies sufficient to enable ImmunoGen to produce such [**************************]-MAY Conjugate.  ImmunoGen shall use commercially reasonable efforts to deliver to Centocor such amounts of Preclinical Materials as are ordered by Centocor in accordance with the foregoing (including such agreed upon timeframes) in a timely manner; provided, that, to the extent such Preclinical Materials are [************************]-MAY Conjugates, ImmunoGen’s obligations shall be contingent on ImmunoGen’s receipt of the required quantities of [************************] Antibodies from Centocor.  In connection with any ordering of Preclinical Materials by Centocor, ImmunoGen shall provide Centocor promptly with ImmunoGen’s good faith estimate of the Cost for manufacture and supply of such Preclinical Materials.  ImmunoGen’s price to supply Preclinical Materials to Centocor shall equal [*************************] for such Preclinical Materials.  In connection with such supply, Centocor hereby agrees that (a) it shall not use the Preclinical Materials in any human subject, (b) it shall use the Preclinical Materials in compliance with all applicable federal, state and local laws and regulations, and (c) it (as a matter of contract between itself and ImmunoGen) shall assume all liability for damages that may arise from the use, storage and disposal of any Preclinical Materials.  Centocor shall be entitled to transfer Preclinical Materials to any Third Party under terms obligating such Third Party not to transfer or use such Preclinical Materials except in compliance with the foregoing clauses (a) and (b) of this Section 4.2.

4.3                               Supply of Clinical Materials by ImmunoGen.  If, during the Term of this Agreement, Centocor requests in writing that ImmunoGen supply Centocor with such quantities of Clinical Materials as may be reasonably required by Centocor in order to conduct human clinical trials of such Clinical Materials through the completion of non-pivotal Phase II Clinical

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

Trials for such Clinical Materials, ImmunoGen will use commercially reasonable efforts to supply Centocor with such Clinical Materials.  If, during the Term of this Agreement, Centocor requests in writing that ImmunoGen supply it with Clinical Materials in connection with the conduct of Pivotal Clinical Trials, ImmunoGen will supply Centocor with such Clinical Materials only to the extent ImmunoGen has the capability to do so at the time of Centocor’s request.  In either event, the Parties shall share information concerning specifications, forecasting and capacity requirements in order to adequately plan for the manufacture of such Clinical Materials. To the extent Centocor requests ImmunoGen to manufacture Clinical Materials as provided in the foregoing sentences, ImmunoGen and Centocor shall enter into a separate supply and quality agreements detailing the terms of supply for any Clinical Materials that ImmunoGen is so requested to supply to Centocor for the purpose of conducting clinical trials, which supply agreement shall include, without limitation, the terms set forth on Schedule B attached hereto and the remainder of this Section 4.3 (the “Supply Agreement”).  Subject to the foregoing, Centocor shall order all amounts of Clinical Materials, and ImmunoGen shall deliver all such ordered amounts, in accordance with forecasting parameters, advance ordering timeframes and delivery timeframes to be agreed upon by the Parties in the Supply Agreement.  The Supply Agreement further shall provide that ImmunoGen shall use commercially reasonable efforts to deliver such amounts of Clinical Materials ordered in accordance with the foregoing (including such agreed upon timeframes) in a timely manner; provided, that, ImmunoGen’s obligations shall be contingent on ImmunoGen’s receipt of the required quantities of [************************] Antibodies from Centocor.  In connection with any ordering of Clinical Materials by Centocor, ImmunoGen shall provide Centocor promptly with ImmunoGen’s good faith estimate of the Cost for manufacture and supply of such Clinical Materials.  The Supply Agreement shall provide that ImmunoGen’s price to supply Clinical Materials to Centocor shall equal [************************************] for such Clinical Materials.  Centocor hereby agrees that (a) it shall use the Clinical Materials in compliance with all applicable federal, state and local laws, and (b) it (as a matter of contract between itself and ImmunoGen) shall assume all liability for damages that may arise from the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

use, storage and disposal of such Clinical Materials.  Centocor shall be entitled to transfer Clinical Materials to any Third Party under terms obligating such Third Party not to transfer or use such Clinical Materials except in compliance with the foregoing clause (a) of this Section 4.3.

4.4                               Purchase of Dedicated Equipment.  If, during the Term of this Agreement, ImmunoGen determines in good faith that it is necessary or advisable to purchase Dedicated Equipment in order to perform any of its obligations to manufacture Preclinical Materials and Clinical Materials under Sections 4.2 or 4.3 of this Agreement, then ImmunoGen shall provide Centocor with written notice of such determination, along with the estimated price for such purchase and quality parameters for the Dedicated Equipment, for Centocor’s approval of such price and features.  Promptly after the consummation of such purchase, assuming that Centocor has provided its approval hereunder, ImmunoGen shall provide Centocor with a copy of the invoice or invoices reflecting such purchase, and Centocor shall reimburse ImmunoGen for the purchase of all such approved Dedicated Equipment hereunder within [****************] of its receipt of such invoice from ImmunoGen; provided, however, that no costs reimbursed by Centocor hereunder (or depreciation of such purchased equipment or instruments) shall be included within the calculation of any Costs under this Agreement.  Centocor shall have title and ownership of all such Dedicated Equipment purchased pursuant to this Section 4.4, and shall have the right to reclaim or retain possession of such Dedicated Equipment at its expense upon reasonable notice at such time as it is no longer required for use by ImmunoGen to carry out this Agreement.  Notwithstanding the foregoing, the purchase of items including, but not limited to, routine lab equipment, biological materials, products and reagents reasonably required by ImmunoGen to conduct the Research Program shall be included in the Research Budget and shall be ImmunoGen’s obligation and responsibility.

4.5                               Process Development Activities.  To the extent that Centocor requests that ImmunoGen manufacture Preclinical Materials or Clinical Materials as described in this Section 4, ImmunoGen shall conduct such process development activities as the Parties agree are necessary to produce the quantities of Preclinical Materials or Clinical Materials so ordered,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

which process development activities shall be included within the calculation of Cost to be paid by Centocor pursuant to Sections 4.2 and/or 4.3 of this Agreement and/or the Supply Agreement.

4.6                               Audit Rights

4.6.1                     Audit of Records.  ImmunoGen will maintain complete and accurate records which are relevant to its supply of Preclinical Materials as described in this Section 4, for subsequent use in GLP toxicology studies, including records concerning the Costs, purchase of Dedicated Equipment and Process Development Activities.  ImmunoGen shall maintain all records relating thereto in good order.  At the request of Centocor, upon at least [***********] business days’ prior written notice, but no more often than once per year, and at its sole expense (except as otherwise provided herein), ImmunoGen shall permit an independent certified public accountant reasonably selected by Centocor and reasonably acceptable to ImmunoGen to inspect (during regular business hours) the relevant records required to be maintained by ImmunoGen under this Section 4.5 (including records pertaining to ImmunoGen’s compliance with the Policy described in Section 9.1).  At Centocor’s request, the accountant shall be entitled to audit the then-preceding [***********] years of ImmunoGen’s records for purposes of verifying ImmunoGen’s records concerning Costs and its purchase of Dedicated Equipment.  To the extent requested by ImmunoGen the accountant shall enter into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to this Section 4.5.  The results of any such audit shall be made available to both Parties and shall be binding on both Parties.  Centocor agrees to treat the results of any such accountant’s review of ImmunoGen’s records under this Section 4.5 as Confidential Information of ImmunoGen subject to the terms of Section 6.  If any such audit reveals an overcharge to Centocor attributable to a deficiency in the calculation of Costs, or the purchase of Dedicated Equipment, ImmunoGen shall promptly pay Centocor the amount of the overpayment (plus interest thereon at the rate provided in Section 5.7 above), and if such overpayment is by [****] percent [*******] or more, ImmunoGen shall pay the costs and expenses of the audit.

4.6.2                     Audit of Facility.  ImmunoGen agrees that, to the extent ImmunoGen

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

manufactures any Preclinical Materials under this Section 4 for subsequent use in GLP toxicology studies, Centocor shall have the right to audit, under appropriate confidentiality provisions, during normal business hours and not more often than once per year, the facilities employed and the documentation utilized by ImmunoGen or its contractors or subcontractors for manufacturing Preclinical Materials.  Centocor may appoint a Third Party reasonably acceptable to ImmunoGen to perform such audit; provided Centocor hereby warrants that such Third Party will abide by secrecy and non-use obligations no less stringent than those contained in this Agreement and, to the extent requested by ImmunoGen, Cenotocor to provide ImmunoGen with a copy of the confidentiality agreement evidencing such secrecy and non-use obligations.  All such audits shall be at Centocor’s sole cost and expense.  Centocor will notify ImmunoGen at least [************] business days in advance of such an audit by Centocor and [***********] business days in advance of such an audit by a Third Party.  ImmunoGen shall use commercially reasonable efforts to remedy any material deficiencies identified in such audit as soon as possible.  In the event that, subject to the obligation of ImmunoGen to use commercially reasonable efforts, such deficiencies cannot be remedied within [**************] business days, ImmunoGen shall so notify Centocor and Centocor shall, as its sole remedy, be entitled to terminate this Agreement in accordance with Section 8.2(b).  ImmunoGen acknowledges that the provisions of this Section 4.6.2 granting Centocor certain audit rights shall in no way relieve ImmunoGen of any of its obligations under this Agreement, nor shall such provisions require Centocor to conduct any such audits.

4.7                               Debarrment.   ImmunoGen shall not employ, contract with or retain any person, directly or indirectly, to perform any services under this Section 4 if such person is debarred by the FDA under 21 U.S.C. § 335a. Upon written request from Centocor, ImmunoGen shall, within [***********] days, provide written confirmation that it has complied with the foregoing obligation.

4.8                               Manufacturing Licenses and Governmental Audits.   ImmunoGen shall obtain and maintain at its sole expense all licenses and registrations appropriate and necessary in connection with any manufacturing activities it agrees to conduct under this Section 4 at its

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

manufacturing facility.  To the extent ImmunoGen undertakes any manufacturing obligations under this Section 4, ImmunoGen shall notify Centocor of any inspections or audits of ImmunoGen’s facilities conducted by governmental authorities (such as the FDA and equivalent European regulatory authorities) affecting or which could reasonably be expected to affect the manufacture of Licensed Product. All of ImmunoGen’s expenses (including internal costs such as, without limitation, labor costs) associated with such audits or inspections shall be borne by ImmunoGen.

5.                                      PAYMENTS AND ROYALTIES

5.1                               Milestone Payments for Licensed Products.

5.1.1                     Upfront Fee.  In consideration of the grant of the license described in Section 2.1 hereof, Centocor hereby agrees to pay ImmunoGen an upfront fee (the “Upfront Fee”) in the amount of $1,000,000 payable in immediately available funds within three (3) business days of the Effective Date, which Upfront Fee shall be non-refundable and non-creditable.

5.1.2                     Milestones.  In further consideration of the grant of the license by ImmunoGen hereunder, and subject to the other terms of this Agreement, Centocor will make the following payments to ImmunoGen within [**********] days after the first occurrence of each of the milestones set forth below:

Milestone	Milestone Payment

[********] for a [********]	$	[********]

[********] of the [********]
[********] as defined in [********]	$	[********]

[*************] of [********************]
[********] in [********] for a [**************]	$	[********]

[********] of [****************]
([********]) for the [*************] of a
[*****************]	$	[********]

[************] of [*******************]
([********] or [********]) for the[************] of a
[********]	$	[********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

[********] or [********] for the [********] of a
[*******************]	$	[********]

[********] or [********] for the [********] of
a [****************]	$	[********]

[********] of [****] or [********] or [************]
by the [********] for the [********] of a [********]	$	[********]

[********] of [********] or [********] or [********]
for the [********] of [********]	$	[********]

[********] of an [********] or [********]
[********] in any [********]
for the [********] of a [**************]	$	[********]

[********] of an [*****] or [***********] in
any [*************] for the [********]
[********] of a [***************]	$	[********]

[********] of a [***************] for the
[********] of a [***********] in [********]	$	[********]

[********] of a [***********************] for
the [*************] of a [********] in [********]	$	[********]

It is hereby acknowledged and agreed that (a) any milestone payment shall be made only once, with respect to the first achievement of the relevant milestone for given indication of a Licensed Product regardless of how many times that particular indication of a Licensed Product achieves such milestone under this Agreement and (b) if one or more of the above milestone payments has been paid with respect to a given Licensed Product and the Development or Commercialization of the Licensed Product is subsequently discontinued by Centocor, Centocor shall be entitled to credit any milestone payment made with respect to such discontinued Licensed Product against any milestone payments that may be due and payable for the next Licensed Product to achieve such milestone.  Except as provided in the preceding sentence, all milestone payments shall be nonrefundable and noncreditable.  Centocor shall notify ImmunoGen of the achievement of each

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

milestone hereunder for each Licensed Product as provided in Section 3.3(b) above.

5.2                               Research Funding.  In consideration of the performance by ImmunoGen of the Research Program, Centocor will pay ImmunoGen for all FTEs used by ImmunoGen in such Research Program and pursuant to the Research Budget, as described in the Research Plan and/or agreed to by the Parties, at a rate per FTE equal to the FTE Rate.  From time to time after the Effective Date, the Parties shall agree in writing upon the number of FTEs required of ImmunoGen for agreed-upon portions of the Research Program and Centocor shall pay the FTE Cost for the FTEs reflected in such written agreement.  If, at any time during the Term of this Agreement, ImmunoGen determines that the actual number of FTEs for a particular period agreed to by the Parties is [******] to [******] by [********] the FTE number set forth in such written agreement for such period, ImmunoGen shall give Centocor prompt written notice of same and the Parties shall discuss in good faith whether to [********] the [***] of such [********] or to [********] the [********] to be [********], such that such [************] are [********] ImmunoGen will maintain complete and accurate records which are relevant to its expenditure of Research Program funding provided to it by Centocor pursuant to this Article 5.3 as well as the purchase of any dedicated Equipment pursuant to Section 4.4 hereof. At the request of Centocor, upon at least [********] business days’ prior written notice, but no more often than once per year, and at its sole expense (except as otherwise provided herein), ImmunoGen shall permit an independent certified public accountant reasonably selected by Centocor and reasonably acceptable to ImmunoGen to inspect (during regular business hours) the relevant records required to be maintained by ImmunoGen under this Section 5.2.  At Centocor’s request, the accountant shall be entitled to audit the then-preceding [*****] years of ImmunoGen’s records for purposes of verifying ImmunoGen’s records concerning FTEs. To the extent requested by ImmunoGen, the accountant shall enter into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to this Section 5.2.  The results of any such audit shall be made available to both Parties and shall be binding on both Parties.  Centocor agrees to treat the results of any such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

accountant’s review of ImmunoGen’s records under this Section 5.2 as Confidential Information of ImmunoGen subject to the terms of Section 6.  If any such audit reveals that the actual FTEs expended by ImmunoGen are less than the amount of FTEs ImmunoGen indicated was expended, ImmunoGen shall promptly pay Centocor the amount of overpayment (plus interest thereon at the rate provided in Section 5.7 above) made by Centocor with respect to such FTEs and if any such audit reveals that the actual FTEs expended by ImmunoGen was in excess of the amount of FTEs ImmunoGen indicated was expended, Centocor shall promptly pay ImmunoGen the amount of underpayment (plus interest thereon at the rate provided in Section 5.7 above) with respect to such FTEs.

5.3                               Payment of Royalties; Royalty Rates; Accounting for Royalties and Records.

5.3.1                     Royalty Payments.  In further consideration of the grant of the license by ImmunoGen hereunder, and subject to the other terms of this Agreement, commencing on the first date of First Commercial Sale of Licensed Products in any country or jurisdiction in the Territory, Centocor shall pay to ImmunoGen the following royalties based on Net Sales of all Licensed Products sold by Centocor and/or its Sublicensees which would, but for the license granted herein, infringe a Valid Claim of the Licensed Patent Rights or which utilizes the Licensed Technology, on an incremental basis in each calendar year during the Term, at the following rates:

For Annual Worldwide Net Sales of Licensed Products	Royalty Rate (% of Annual Net Sales)

Above $[*], but less than $[********]	[*]	%

$[********] and above, but less than $[********]	[*]	%

$[********] and above, but less than $[********]	[*]	%

$[********] and above	[*]	%

5.3.2                     Third Party Royalty Offset.  In the event that Centocor, in order to exploit the license granted to it under Section 2.1 of this Agreement in any country in the Territory, is required to and actually makes royalty payments to any Third Party (“Third Party Payments”) (a) to obtain a license to an issued patent or patents in the absence of which the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

MAY Compound portion of a Licensed Product could not legally be developed, manufactured or sold in such country and/or (b) to obtain a license to an issued patent or patents specific to the Licensed Technology used by ImmunoGen to conjugate MAY Compound to Antibodies, in the absence of which any of the Licensed Patent Rights necessary to conjugate MAY Compound to an Antibody Controlled by Centocor as part of a Licensed Product can not legally be practiced (as evidenced, to the extent reasonably requested by ImmunoGen, by an opinion of patent counsel), then royalties due to ImmunoGen for such Licensed Product may be reduced by [********] ([***]%) of the amount of such Third Party Payments in such country.  Notwithstanding the following, any such reductions under this Section 5.3.2 shall in no event reduce the royalty for such Licensed Product payable under Section 5.3.1 to less than [*]% of Net Sales in such country.

5.4                               One Royalty.  Only one royalty, calculated at the highest applicable royalty rate under this Section 5, shall be payable to ImmunoGen hereunder for each sale of a Licensed Product.

5.5                               Royalty Term.  Centocor shall pay royalties with respect to each Licensed Product on a country-by-country and Licensed Product-by-Licensed Product basis until the later of (a) [********] years from the First Commercial Sale of such Licensed Product in such country and (b) the expiration of the last to expire Valid Claim of the Licensed Patent Rights covering the Licensed Product in such country.  Following such royalty term, Centocor shall have a fully paid-up, irrevocable, freely transferable and sublicensable license in such country under the relevant Licensed Patent Rights and Licensed Technology, to Develop, have Developed, make, have made, use, have used, sell, have sold, offer for sale, export, have exported, import and have imported such Licensed Product in such country.

5.6                               Payment Terms.

(a)                                   Payment of Milestones; Payment of Royalties; Royalty Reports.  Centocor shall make any milestone payments owed to ImmunoGen hereunder in United States Dollars, using the wire transfer provisions of Section 5.6(d) within [********] days of the occurrence of the applicable milestone.  Centocor shall make any royalty payments owed to ImmunoGen in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

United States Dollars, quarterly within [******] days following the end of each calendar quarter for which such royalties are deemed to occur (as provided in the next sentence), using the wire transfer provisions of Section 5.6(d).  For purposes of determining when a sale of any Licensed Product occurs under this Agreement, the sale shall be deemed to occur on the earlier of (i) the date the Licensed Product is shipped or (ii) the date of the invoice to the purchaser of the Licensed Product.  Each royalty payment shall be accompanied by a report for each country in the Territory in which sales of Licensed Products occurred in the calendar quarter covered by such statement, specifying:  the gross sales (if available) and Net Sales in each country’s currency; the applicable royalty rate under this Agreement; the royalties payable in each country’s currency, including an accounting of deductions taken in the calculation of Net Sales; the applicable exchange rate to convert from each country’s currency to United States Dollars under this Section 5.6; and the royalties payable in United States Dollars.

(b)                                  Accounting.  All payments hereunder shall be made in the United States in United States dollars. In the case of sales of any Licensed Product outside the United States, royalty payments by Centocor to ImmunoGen shall be converted to Dollars in accordance with Centocor’s current customary and usual procedures for calculating same which are the following:  the rate of currency conversion shall be calculated using a simple monthly period average of the end “spot rates” provided by Brown Brothers Harriman, 59 Wall Street, NY, NY 10005, for each quarter, or if such rate is not available, the spot rate as published by a leading United States commercial bank for such accounting period.  Centocor hereby represents to ImmunoGen that this method of conversion is consistent with Centocor’s current accounting methods.  Centocor shall give ImmunoGen prompt written notice of any changes to Centocor’s customary and usual procedures for currency conversion, which shall only apply [********] days after such notice has been delivered and provided that such changes continue to maintain a set methodology for currency conversion.

(c)                                   Tax Withholding; Restrictions on Payment.   All payments hereunder shall be made free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable).  Centocor shall make any applicable withholding payments due on

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

behalf of ImmunoGen and shall promptly provide ImmunoGen with written documentation of any such payment sufficient to satisfy the requirements of the United States Internal Revenue Service relating to an application by ImmunoGen for a foreign tax credit for such payment.  If by law, regulations or fiscal policy of a particular country in the Territory, remittance of royalties in United States Dollars is restricted or forbidden, written notice thereof shall promptly be given to ImmunoGen, and payment of the royalty shall be made by the deposit thereof in local currency to the credit of ImmunoGen in a recognized banking institution designated by ImmunoGen by written notice to Centocor.  When in any country in the Territory the law or regulations prohibit both the transmittal and the deposit of royalties on sales in such country, royalty payments shall be suspended for as long a such prohibition is in effect and as soon as such prohibition ceases to be in effect, all royalties that Centocor would have been under an obligation to transmit or deposit but for the prohibition shall forthwith be deposited or transmitted, to the extent allowable.

(d)                                  Wire Transfers.  All payments hereunder shall be made to ImmunoGen by bank wire transfer in immediately available funds to the account designated by ImmunoGen by written notice to Centocor from time to time.

5.7                               Overdue Payments.  Subject to the other terms of this Agreement, royalties or milestones not paid within the time period set forth in this Section 5 shall bear interest at a rate equal to [********] per month compounded monthly from the due date until paid in full, provided that in no event shall such annual rate exceed the maximum interest rate permitted by law in regard to such payments.  Such royalty or milestone payment when made shall be accompanied by all interest so accrued.  Such interest and the payment and acceptance thereof shall not negate or waive the right of ImmunoGen to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

5.8                               Records Retention; Audit.

(a)                                   Royalties.  Commencing as of the date of First Commercial Sale of the first Licensed Product, Centocor and its Affiliates and Sublicensees shall keep for at least [********] years from the end of the calendar year to which they pertain complete and accurate

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

records of sales by Centocor or its Affiliates or Sublicensees, as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the royalties to be confirmed.

(b)                                  Audit.  Subject to the other terms of this Section 5.8(b), at the request of ImmunoGen, upon at least [********] business days’ prior written notice, but no more often than once per year, and at its sole expense (except as otherwise provided herein), Centocor shall permit an independent certified public accountant reasonably selected by ImmunoGen and reasonably acceptable to Centocor to inspect (during regular business hours) the relevant records required to be maintained by Centocor under Section 5.8(a).  At ImmunoGen’s request, the accountant shall be entitled to audit the then-preceding [********] years of Centocor’s records for purposes of verifying Centocor’s royalty calculations.  To the extent requested by Centocor the accountant shall enter into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to this Section 5.8.  Results of any such audit shall be made available to both Parties and shall be binding on both Parties.  ImmunoGen agrees to treat the results of any such accountant’s review of Centocor’s records under this Section 5.8 as Confidential Information of Centocor subject to the terms of Section 6.  If any such audit reveals a deficiency in the calculation of royalties resulting from any underpayment by Centocor, Centocor shall promptly pay ImmunoGen the amount remaining to be paid (plus interest thereon at a rate equal to the prime rate plus [********] percent (**%)), and if such underpayment is by [*****] percent (**%) or more, Centocor shall pay the costs and expenses of the audit.

6.                                      TREATMENT OF CONFIDENTIAL INFORMATION

6.1                               Confidential Information.  ImmunoGen and Centocor each recognize that the other Party’s Confidential Information constitutes highly valuable and proprietary confidential information.  During the term of this Agreement, and for a period of [********] years after the receipt of any such Confidential Information from the disclosing Party hereunder, whichever is longer, subject to the terms of this Section 6, the receiving Party shall keep confidential and not

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

disclose (by publication or otherwise) Confidential Information of the disclosing Party, and shall not use, publish or otherwise disclose Confidential Information of the disclosing Party for any purpose other than those purposes contemplated by this Agreement.  Each receiving Party shall take such action, and shall cause its Affiliates or sublicensees to take such action, to preserve the confidentiality of the disclosing Party’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information, using, in all such circumstances, not less than reasonable care. Each receiving Party, upon the request of the disclosing Party, will return all the Confidential Information disclosed or transferred to it by the disclosing Party pursuant to this Agreement, including all copies and extracts of documents and all manifestations in whatever form, within [********] days of such request or, if earlier, the termination or expiration of this Agreement; provided however, that a receiving Party may retain (a) any Confidential Information of the disclosing Party relating to any license which expressly survives such termination and (b) one (1) copy of all other Confidential Information in inactive archives solely for the purpose of establishing the contents thereof.

6.2                               Permitted Disclosures; Publications.

(a)                                   Disclosures to Certain Employees and Agents.  Each receiving Party shall be entitled to disclose Confidential Information of the disclosing Party to employees of the receiving Party, provided that such employees are bound by obligations of confidentiality to the receiving Party, and also to Affiliates, consultants, agents and Third Parties for any purpose provided for in this Agreement, provided that any such Affiliate, consultant, agent or other Third Party has first agreed to confidentiality restrictions and obligations at least as protective as this Section 6, in each case for any purpose contemplated by this Agreement (including as reasonably necessary to exercise any rights or perform any obligations under this Agreement).

(b)                                  Other Permitted Disclosures.  Notwithstanding the foregoing, Confidential Information of a disclosing Party may be disclosed by the receiving Party to the extent such disclosure is reasonably necessary for (i) filing or prosecuting patent applications or maintaining patents, (ii) prosecuting or defending litigation, enforcing rights and/or obligations under this Agreement, or (iii) complying with applicable laws, regulations or court orders; provided, that, if

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

a receiving Party is required by applicable law, regulation or court order to make disclosure of the disclosing Party’s Confidential Information, it will give reasonable advance notice to the disclosing Party of the need for such disclosure and will use its commercially reasonable efforts to secure confidential treatment (if available) of such disclosing Party’s Confidential Information required to be disclosed.

(c)                                   Review of Publications.  Each receiving Party shall consult with the disclosing Party prior to the submission of any manuscript or abstract for publication if the publication will contain any Confidential Information of the disclosing Party, unless the applicable laws and regulations prohibit such consultation.  Such consultation shall include providing a copy of the proposed manuscript or abstract to the disclosing Party at least [********] days prior to the proposed date of submission to a publisher, incorporating appropriate changes proposed by the disclosing Party regarding its Confidential Information into the manuscript or abstract submission and deleting all Confidential Information of the disclosing Party as it may request; provided, however, that the disclosing Party’s review hereunder shall be deemed completed at the end of such [********] day period.

6.3                               Use of Names; Press Releases.

(a)                                   Use of Names.  A Party may not use the name of the other Party (or any trademarks or trade names of the other Party) in any press release or any other publicity or advertising without the prior written consent of the other Party.

(b)                                  Press Releases.  Neither Party may issue a press release or otherwise publicize or disclose any information related to this Agreement or the terms or conditions hereof, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that either Party may make such a disclosure (a) to the extent required by law or by the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded, or (b) to any investors, prospective investors, lenders and other potential financing sources who are obligated to keep such information confidential.  In the event that such disclosure is required as aforesaid, the disclosing Party shall make reasonable efforts to provide

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

the other Party with notice beforehand and to coordinate with the other Party with respect to the wording and timing of any such disclosure.  The Parties shall mutually agree on the text of any press release announcing the execution of this Agreement.  Once any written text is approved for disclosure by both Parties as provided herein, either Party may make subsequent or repeated public disclosures of the contents thereof without the further approval of the other Party.

6.4                               Integration; Survival.  As to the subject matter of this Agreement, this Section 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the confidentiality provisions of the MTA, and of that certain Confidentiality Agreement effective [********].  Any confidential information of a Party under any such agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Section 6.  Section 6 shall survive termination or expiration of this Agreement.

7.                                      PROVISIONS CONCERNING THE FILING, PROSECUTION AND
MAINTENANCE OF PATENT RIGHTS

7.1                               Ownership of Intellectual Property.

(a)                                   Solely-Owned Technology.  ImmunoGen shall own (i) the Licensed Patent Rights, the Licensed Technology and the ImmunoGen Materials, (ii) all ImmunoGen Program Technology (whether or not patentable), and (iii) all Improvements made during the course of and pursuant to activities carried out under this Agreement solely by employees of or agents to or others obligated to assign inventions to ImmunoGen.  Centocor shall own (i) all Centocor Program Technology (whether or not patentable) and (ii) all Improvements made during the course of and pursuant to activities carried out under this Agreement solely by employees of or agents to or others obligated to assign inventions to Centocor.  The Party solely owning any Technology hereunder shall be the sole owner of all Patent Rights with respect thereto. All determinations of inventive contribution shall be as determined by United States laws of inventorship.  Subject to the terms of Section 7.2 below relating to Improvements, the Party solely owning an invention hereunder will be solely responsible, at its own cost and expense and in its sole discretion, for the filing, prosecution and maintenance of any inventorship

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

certificate(s), patent application(s) and patent(s) thereon.

(b)                                  Joint Technology.  All Joint Program Technology and all Improvements made during the course of and pursuant to activities carried out under this Agreement jointly by employees of or agents of or others obligated to assign inventions to ImmunoGen and Centocor shall be jointly owned by ImmunoGen and Centocor.  All determinations of inventive contribution shall be as determined by United States laws of inventorship.  The Parties shall also jointly own any Patent Rights covering any such Joint Program Technology and/or jointly-owned Improvements.  The terms of Section 7.2 below relating to Joint Program Technology shall apply to any such Patent Rights.

(c)                                   Disclosure.  As regards any ImmunoGen Program Technology or Improvement hereunder or any Centocor Program Technology or Improvement hereunder, each Party shall provide to the other Party any invention disclosure made during the course of performance of this Agreement and relating to activities carried out hereunder within [********] days after such Party receives such disclosure from its employees, agents or others obligated to assign inventions to such Party.

7.2                               Patent Filing, Prosecution and Maintenance.

(a)                                   ImmunoGen Rights.  Subject to the other terms of this Section 7.2, ImmunoGen shall have the right to prepare, file, prosecute, obtain and maintain, at its sole cost and expense, all Licensed Patent Rights and all Patent Rights covering Improvements made during the course of and pursuant to activities carried out under this Agreement solely by employees of or agents to or others obligated to assign inventions to ImmunoGen.  ImmunoGen will keep Centocor reasonably informed of the status of each such filing, prosecution and maintenance, including, without limitation, by using reasonable commercial efforts to provide Centocor a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that Centocor has a reasonable

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

opportunity to review and comment.  If ImmunoGen fails to undertake the filing(s) of any patent application with respect to any invention under such Licensed Patent Rights or such Patent Rights covering Improvements within [********] days after receipt of written notice from Centocor that Centocor believes filing of such an application by ImmunoGen is appropriate, Centocor may undertake such filing(s) at its own expense.

(b)                                  Centocor Rights.  Subject to the other terms of this Section 7.2, Centocor shall have the right to prepare, file, prosecute, obtain and maintain, at its sole cost and expense, all Licensed Patent Rights and all Patent Rights covering Improvements made during the course of and pursuant to activities carried out under this Agreement solely by employees of or agents to or others obligated to assign inventions to Centocor.  Centocor will keep ImmunoGen reasonably informed of the status of each such filing, prosecution and maintenance, including, without limitation, by using reasonable commercial efforts to provide ImmunoGen a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that ImmunoGen has a reasonable opportunity to review and comment.  If Centocor fails to undertake the filing(s) of any patent application with respect to any invention under such Patent Rights covering Improvements within [********] days after receipt of written notice from ImmunoGen that ImmunoGen believes filing of such an application by Centocor is appropriate, ImmunoGen may undertake such filing(s) at its own expense.

(c)                                   Joint Program Technology.  As regards any Joint Program Technology, the Party from whom the majority of the data underlying any such Joint Program Technology arose (the “controlling Party”) will have the first right, but not the obligation, to undertake filing(s), prosecution and maintenance of inventorship certificate(s), patent application(s) and patent(s) thereon.  In connection with any such filing(s), the filing Party will use patent counsel mutually acceptable to each Party (in its reasonable determination) and the Parties will, prior to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

filing of the patent application, agree on mutually acceptable sharing of the costs and expenses of such filing(s), prosecution and maintenance.  In any case the filing Party (i) will provide the non-controlling Party with a copy of any such proposed patent application for review and comment reasonably in advance of filing, and (ii) will keep the non-controlling Party reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, (A) by providing the non-controlling Party with copies of all communications received from or filed in patent office(s) with respect to such filing, and (B) by providing the non-controlling Party, a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that the non-controlling Party has a reasonable opportunity to review and comment. If the Party from whom the majority of the data underlying any such Joint Program Technology fails to undertake the filing(s) of any such patent application with respect to any such Joint Program Technology within [********] days after receipt of written notice from the other Party that the other Party believes filing(s) of such an application by such Party is appropriate, such other Party may undertake such filing(s) at its own expense, in which case the non-filing Party will assign all of its rights to such Joint Program Technology to the filing Party and any subsequently issued patent thereon will be owned solely by the filing Party.  Either Party may assign its rights hereunder to any Joint Program Technology, inventorship certificate, patent application or patent to the other Party, who will then have the right, in its discretion, to assume the filing, prosecution and/or maintenance thereof as the sole owner thereof and at its sole cost and expense.

7.3                               Notice of Infringement.  If, during the Term of this Agreement, either Party learns of any actual, alleged or threatened infringement by a Third Party of any Licensed Patent Rights under this Agreement, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

7.4                               Infringement of Patent Rights.

(a)                                   ImmunoGen Rights to Control.  ImmunoGen shall have the first right (but not the obligation), at its own expense, to bring and control a suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the Licensed Patent Rights, and Patent Rights with respect to Improvements made by ImmunoGen, with legal counsel of its own choice.  Centocor shall have the right, at its own expense, to be joined as a party plaintiff and to be represented in any such action by ImmunoGen by counsel of Centocor’s own choice; provided, however, that under no circumstances shall the foregoing affect the right of ImmunoGen to bring and control the suit as described in the first sentence of this Section 7.4(a).  No settlement may be entered into by ImmunoGen however, without the written consent of Centocor, which consent shall not be unreasonably withheld or delayed, if such settlement would have a material adverse effect on Centocor’s interests.  If ImmunoGen does not file any action or proceeding against such infringement within [****************] days after the later of (i) ImmunoGen’s notice to Centocor under Section 7.3 above, (ii) Centocor’s notice to ImmunoGen under Section 7.3 above, or (iii) a written request from Centocor to take action with respect to such infringement, then Centocor shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice. ImmunoGen shall have the right, at its own expense, to be represented in any such action by Centocor by counsel of ImmunoGen’s own choice.  Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 7.4(a), shall first be applied to reimburse the costs and expenses (including attorneys’ fees) of the Party bringing such suit or proceeding or taking such other legal action, then to the costs and expenses (including attorneys’ fees), if any, of the other Party and second, to Centocor in reimbursement for lost sales associated with Licensed Products and to ImmunoGen in reimbursement for lost royalties owing hereunder based on such lost sales.  Any other damages, awards or amounts recovered (including for punitive damages) shall be allocated as follows:  (A) if Centocor is the Party bringing such suit or proceeding or taking such other legal action, [********] percent (**%) to Centocor and [********] percent (**%) to ImmunoGen, (B) if ImmunoGen is the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

Party bringing such suit or proceeding or taking such other legal action, [*************] (***%) to ImmunoGen and (C) if the suit is brought jointly, [********] percent (**%) to each Party.  If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder.

(b)                                  Infringement of Joint Program Technology.  With respect to Joint Program Technology, the controlling Party (as defined in Section 7.2(b)) shall have the primary right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to infringement of such Patents, by counsel of its own choice and at its own expense; provided, however, no settlement may be entered into by the controlling Party without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed, if such settlement would have a material adverse effect on such other Party’s interest.  In any event, the Parties will consult with each other in good faith regarding the best manner in which to proceed in connection with any actual, alleged or threatened infringement of any Patent Rights jointly owned by ImmunoGen and Centocor under this Agreement, including actions against any alleged infringer.

7.5                               Third Party Patents.  If any Third Party claims that a patent it owns or controls claims any aspect of a Licensed Product or its manufacture, use or sale, the Party with notice of such claim shall notify the other Party promptly, and the Parties shall as soon as practicable thereafter discuss in good faith regarding the best response.

7.6                               Patent Assignment.  Neither Party may assign its interest in rights under Joint Program Technology or any Patent Rights claiming a Licensed Product, except with the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed; provided, however, that either Party may assign such rights without consent of the other Party to a permitted assignee under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

7.7                               Notices Relating to the Act.  ImmunoGen shall notify Centocor of the issuance of each U.S. patent included in the Licensed Patent Rights, giving the date of issue and patent number for each such patent.  ImmunoGen and Centocor each shall immediately give notice to the other of any certification filed under the “U.S. Drug Price Competition and Patent Term Restoration Act of 1984” (hereinafter the “Act”), including, but not necessarily limited to, notices pursuant to §§101 and 103 of the Act from persons who have filed an abbreviated NDA (“ANDA”) or a “paper” NDA claiming that Patent Rights covering ImmunoGen Program Technology, Centocor Program Technology, or Joint Program Technology is invalid or that infringement will not arise from the manufacture, use or sale of any Licensed Product by a Third Party.  The following provisions shall apply to any such certification:

(a)                                  If Centocor decides not to bring infringement proceedings against the entity making such a certification or otherwise fails to give notice to ImmunoGen of its decision within [********] days after receipt of notice of such certification, ImmunoGen shall have the right, but shall not be required, to bring suit against the Third Party.

(b)                                 Any suit by Centocor or ImmunoGen under this Section 7.7 shall either be in the name of Centocor or in the name of ImmunoGen, or jointly in the name of Centocor and ImmunoGen, as may be required by law.

(c)                                  For purposes of this Section 7.7, the Party not bringing suit shall execute such legal papers reasonably necessary for the prosecution of such suit as may be reasonably requested by the Party bringing suit.

7.8                               Patent Term Extensions.  In connection with the Development and Commercialization of any Licensed Product, ImmunoGen hereby authorizes Centocor (a) to provide in any NDA filed with respect to any such Licensed Product a list of patents which includes the Licensed Patent Rights that relate to such Licensed Product; (b) subject to Section 7.4 of this Agreement, to commence suit for infringement of the Licensed Patent Rights that relate to such Licensed Product under §271(e) (2) of Title 35 of the United States Code; and (c) subject to Section 7.4 of this Agreement, to apply for an extension of the term of any patent included in the Licensed Patent Rights that relate to such Licensed Product.  In the event that

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

applicable law in any country provides for the extension of the term of any patent included in the Licensed Patent Rights that relate to such Licensed Product, such as under the Act, the Supplementary Certificate of Protection of the Member States of the European Union and other similar measures in any other country, ImmunoGen shall apply for and use commercially reasonable efforts to obtain such an extension or, should the law require Centocor to so apply, ImmunoGen shall grant permission to Centocor to do so.  Centocor and ImmunoGen agree to cooperate with one another in obtaining such extension.  ImmunoGen agrees to cooperate with Centocor or its Sublicensee, as applicable, in the exercise of the authorization granted herein and shall execute such documents and take such additional action as Centocor may reasonably request in connection therewith, including, if necessary, permitting itself to be joined as a Party in any suit for infringement brought by Centocor hereunder.

7.9                               Trademarks.  All Licensed Products shall be sold under one or more trademarks and trade names selected and owned by Centocor in the Territory.  Centocor shall control the preparation, prosecution and maintenance of applications related to all such trademarks and trade names in the Territory, at its sole cost and expense and at its sole discretion.  ImmunoGen shall notify Centocor promptly upon learning of any actual, alleged or threatened infringement of a trademark or trade name applicable to a Licensed Product in the Territory, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in the Territory.  All of the costs, expenses and legal fees in bringing, maintaining and prosecuting any action to maintain, protect or defend any owned by Centocor hereunder, and any damages or other recovery, shall be Centocor’s sole responsibility, and taken in its sole discretion.

7.10                        Integration.  This Section 7 supersedes any agreement between the Parties as to the subject matter hereof, including, without limitation, any provisions of the MTA relating to inventions, patent applications and patents.

8.                                      TERM AND TERMINATION

8.1                               Term; Expiration.  The term of this Agreement (the “Term”) shall expire on a country-by-country basis upon the expiration of the final royalty payment obligation with respect

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

to the final Licensed Product under Section 5.3.1 above.  Upon the expiration of the Term of this Agreement, Centocor shall have a fully paid-up, irrevocable, freely transferable and sublicensable license in the Territory under the Licensed Patent Rights and Licensed Technology, to Develop, have Developed, Commercialized, have Commercialized, make, have made, use, have used, sell, have sold, offer for sale, import and have imported any and all Licensed Products in the Territory.

8.2                               Termination.  Subject to the other terms of this Agreement:

(a)                                   Voluntary Termination by Centocor.  Centocor shall have the right to terminate this Agreement at any time upon not less than [********] days’ prior written notice to ImmunoGen.

(b)                                  Breach.  A Party may terminate this Agreement and the licenses granted herein, effective upon written notice to the other Party, upon any breach by the other Party of any material obligation or condition of this Agreement, which material breach remains uncured [********] days after the non-breaching Party gives a first written notice to the other Party describing such breach in reasonable detail; provided, however, that in the event of a payment breach by Centocor under this Agreement, the applicable cure period shall be [********] days (in lieu of [********] days) but the other terms of this Section 8.2(b) shall apply to termination in connection with any such payment breach.  Notwithstanding anything set forth herein, if the asserted material breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

(c)                                   Bankruptcy.  A Party may terminate this Agreement, effective on written notice to the other Party, in the event the other Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the other Party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the other Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the other Party, and any such foregoing events shall have continued for [********] days undismissed, unbonded and undischarged.  All rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code.  The Parties agree that in the event of the commencement of a bankruptcy proceeding by or against one Party hereunder under the United States Bankruptcy Code, the other Party shall be entitled to complete access to any such intellectual property, and all embodiments of such intellectual property, pertaining to the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced, subject, however, to payment of the milestone amounts and royalties set forth in this Agreement through the effective date of any termination hereunder.

8.3                               Effects of Termination.  Upon any termination of this Agreement by either Party under Section 8.2, as of the effective date of such termination, all relevant licenses and sublicenses granted by ImmunoGen to Centocor hereunder shall terminate automatically.  Notwithstanding the foregoing, and unless ImmunoGen specifies otherwise in writing, (a) no such termination of this Agreement shall be construed as a termination of any valid sublicense of any Sublicensee hereunder, and thereafter each such Sublicensee shall be considered a direct licensee of ImmunoGen, provided, that, (i) such Sublicensee is then in full compliance with all terms and conditions of its sublicense, (ii) all accrued payments obligations to ImmunoGen have been paid, and (iii) such Sublicensee agrees at least [**************] prior to the effective date of such termination to assume all obligations of Centocor under this Agreement, and (b) Centocor and its Sublicensees shall have the right, for [********] months or such longer time period (if any) on which the Parties mutually agree in writing, to sell or otherwise dispose of all Licensed Products then on hand, with royalties to be paid to ImmunoGen on all Net Sales of such Licensed Products as provided for in this Agreement.

8.4                               Remedies.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Section 8 are in addition to any other relief and remedies available

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

to either Party at law.

8.5                               Surviving Provisions.  Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 5.8(b), 6, 7.2, 7.4, 8.3, 8.4, 8.5, 9.3, 10 and 11 as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term of this Agreement. Without limiting the generality of the foregoing, Centocor shall have no obligation to make any milestone or royalty payment to ImmunoGen that has not accrued prior to the effective date of any termination of this Agreement, but shall remain liable for all such payment obligations accruing prior to the effective date of such termination.

9.                                      REPRESENTATIONS AND WARRANTIES

9.1                               ImmunoGen Representations.  ImmunoGen represents and warrants to Centocor that:  (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ImmunoGen corporate action; (b) this Agreement is a legal and valid obligation binding upon ImmunoGen and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which ImmunoGen is a party or by which it is bound; (c) ImmunoGen has the full right and legal capacity to grant the licenses and rights to Centocor pursuant to Section 2 above without violating the rights of any Third Party; (d) to ImmunoGen’s knowledge, no Patent Rights within the Licensed Patent Rights are invalid or unenforceable and as of the Effective Date no patents within the Licensed Patent Rights have expired; (e) as of the Effective Date, ImmunoGen has received no notice from a Third Party claiming that the exercise of the license granted hereunder to Centocor will infringe the issued patents of any such Third Party; (f) to the extent it undertakes to manufacture Preclinical Materials under this Agreement, it shall comply with all statutes and laws relating to the manufacture and supply of such Preclinical Materials being supplied hereunder, including, without limitation, those enforced by the FDA; and (g) ImmunoGen has read the [**************] on the [********] of [********] (the “Policy”)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

attached hereto as Schedule F and agrees, in relation to Preclinical Materials manufactured and supplied by ImmunoGen hereunder, to [***************] only as permitted by the Policy.

9.2                               Centocor Representations.  Centocor represents and warrants to ImmunoGen that:  (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Centocor corporate action; and (b) this Agreement is a legal and valid obligation binding upon Centocor and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Centocor is a party or by which it is bound.

9.3                               No Warranties.

(a)                                   Nothing in this Agreement is or shall be construed as:

(i)                                     a warranty or representation by ImmunoGen as to the validity or scope of any patent application or patent within the Licensed Patent Rights;

(ii)                                  a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

(b)                                  Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED.  WITHOUT LIMITING THE FOREGOING, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, THAT ANY LICENSED PRODUCT WILL BE SUCCESSFULLY DEVELOPED OR MARKETED, OR THAT THE DEVELOPMENT, MANUFACTURE, SALE, IMPORTATION OR USE OF THE LICENSED PRODUCT(S) WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

10.                               INDEMNIFICATION; LIABILITY

10.1                        Indemnification.

(a)                                   Centocor Indemnity.  Subject to Section 10.1(b) below and the remainder of this Section 10, Centocor shall indemnify, defend and hold harmless ImmunoGen, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), from and against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon such ImmunoGen Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters, that arise out of or relate to (i) any actions or omissions of Centocor or any Affiliate or Sublicensee of Centocor in the development, testing, production, manufacture, supply, promotion, import, sale or use by any person of any Licensed Product (or any component thereof) manufactured or sold by Centocor or any Affiliate or Sublicensee of Centocor under this Agreement, (ii) any material breach of this Agreement by Centocor or (iii) the gross negligence or willful misconduct on the part of Centocor except to the extent of ImmunoGen’s responsibility therefor under Section 10.1(b) below.

(b)                                  ImmunoGen Indemnity.  Subject to Section 10.1(a) above and the remainder of this Section 10, ImmunoGen shall indemnify, defend and hold harmless Centocor its Affiliates and their respective directors, officers, employees, and agents, and their respective successors, heirs and assigns (the “Centocor Indemnitees”), from and against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon such Centocor Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters, that arise out of or relate to (i) any material breach of this Agreement by ImmunoGen, or (ii) the gross negligence or willful misconduct on the part of ImmunoGen, except to the extent of Centocor’s responsibility therefor under Section 10.1(a) above.

10.2                        Indemnification Procedures.  In the event that any Indemnitee is seeking

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

indemnification under Section 10.1 above from a Party (the “Indemnifying Party”), the other Party shall notify the Indemnifying Party of such claim with respect to such Indemnitee as soon as reasonably practicable after the Indemnitee receives notice of the claim, and the Party (on behalf of itself and such Indemnitee) shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim.

10.3                        Liability.  NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

10.4                        Insurance Proceeds. Any indemnification hereunder shall be made net of any insurance proceeds recovered by the Indemnified Party; provided, however, that if, following the payment to the Indemnified Party of any amount under this Article 10, such Indemnified Party recovers any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

10.5                        Insurance. Centocor and ImmunoGen shall use all commercially reasonable efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder.  Such insurance shall be in such amounts and subject to such deductibles as the Parties may agree, based upon standards prevailing in the industry at the time.  Centocor may satisfy its obligations under this Section through self-insurance to the same extent.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

11.                               MISCELLANEOUS

11.1                        Entire Agreement; Amendments.  This is the entire Agreement between the Parties with respect to the subject matter herein, and supersedes any prior agreements, understandings, negotiations or correspondence between the Parties respecting the subject matter hereof, whether written or verbal (including, without limitation, the MTA, and that certain Confidentiality Agreement effective [***************].  No modification or other amendment of this Agreement shall be effective unless in writing and signed by a fully authorized representative of each Party.

11.2                        Waiver.  The terms or conditions of this Agreement may be waived only by a written instrument executed by a duly authorized representative of the Party waiving compliance.  The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same.  No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

11.3                        Governing Law.  This Agreement will be construed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts entered into and to be performed entirely within the Commonwealth of Massachusetts without giving effect to any choice of law principles that would require the application of the laws of a different state.  Notwithstanding the foregoing, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patent Rights or other intellectual property rights shall be governed by the law of the territory in which such Patent Rights or other intellectual property rights were granted or arose.

11.4                        Notices.  Any notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement to Centocor or ImmunoGen shall be in writing and shall be personally delivered or sent by telecopy (with machine confirmation of transmission) or by overnight courier providing evidence of receipt or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto):

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

If to ImmunoGen:	ImmunoGen, Inc.
128 Sidney Street
Cambridge, MA 02139
Attn: Chief Executive Officer
[*****************]

with a copy to	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attn: [****************], Esq.
[*****************]

If to Centocor:	Centocor, Inc.
200 Great Valley Parkway
Malvern, Pennsylvania 19355
Attn: President
[*****************]

With copy to:	Office of General Counsel
Johnson & Johnson
One Johnson & Johnson Plaza
New Brunswick, New Jersey 08933
[*****************]

Such notices shall be deemed to have been sufficiently given on:  (a) the date sent if delivered in person or transmitted by facsimile, or (b) the next business day after dispatch in the case of overnight courier.

11.5                        No Implied Licenses.  Except as expressly set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

11.6                        Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

11.7                        Assignment.  This Agreement may not be assigned by either Party without the consent of the other, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all or substantially all of its assets in the line of business to which this Agreement pertains or to any successor corporation resulting from any merger or consolidation

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

of such Party with or into such corporations.

11.8                        Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party.  In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

11.9                        Construction.  The Parties hereto acknowledge and agree that:  (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

11.10                 Severability.  If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party’s rights under this Agreement are not materially affected.  The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

11.11                 Status.  Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

11.12                 Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement relating to either Party’s rights and/or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

this Agreement but excluding any determination of the validity of the Parties’ patents (hereinafter, a “Dispute”).  In the event of the occurrence of any such Dispute, the Parties shall, by written notice to the other Party, have such Dispute referred to their respective senior officers designated below (and to any designated officer of a Centocor Sublicensee, if such Dispute involves such Sublicensee), for attempted resolution by good faith negotiations commencing promptly after such notice is received.  Said designated senior officials of the Parties are as follows:

For Centocor:  President, Centocor Research, Development and Supply, Inc,; and

For ImmunoGen:    Chief Executive Officer.

In the event the designated senior officials are not able to resolve such Dispute within [********] days, the Dispute will be resolved in accordance with Schedule E attached hereto and incorporated herein by reference.

11.13                 Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

11.14                 Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.

CENTOCOR, INC.		IMMUNOGEN, INC.

By:	/s/ Jay P. Siegel	By:	/s/ Mitchel Sayare/

Name:	Jay Siegel		Mitchel Sayare

Title:	President, Centocor Research	Title:	CEO
Development and Supply, Inc.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission Pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Ace of 1934.

APPENDIX 3.1

RESEARCH PLAN FOR[************]

YEAR 2005 (AND 2006)

A.                                      [***************]

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3.1-5

SCHEDULE A

LICENSED PATENT RIGHTS

MAYTANSINOID CONJUGATES

(Cytotoxic agents comprising maytansinoids and their therapeutic use)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
A-5567*	U.S.	07/426,247	25-Oct-89		Abandoned
A-5567-1*	U.S.
	Rule 62 Cont.	07/911,380	13-Jul-92	25-Oct-89	5,208,020	04-May-93	04-May-10
A-6190*	U.S. Div.	07/986,578	07-Dec-92	25-Oct-89	5,416,064	16-May-95	16-May-12
F89903	Europe	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	AT	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	BE	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	CH	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	DE	0 90 311 590.5	23-Oct-90	25-Oct-89	690 28678.3-3-08	25-Sep-96	23-Oct-10
F89903	DK	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	ES	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	FR	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	GB	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	IT	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	LI	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	LU	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	NL	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89903	SE	0 90 311 590.5	23-Oct-90	25-Oct-89	0 425 235 B1	25-Sep-96	23-Oct-10
F89902	Canada	2,026,147-1	25-Sep-90	25-Oct-89	Pending
F89904	Japan	2-290,625	25-Oct-90	25-Oct-89	3155998	09-Feb-01	25-Oct-10

MAYTANSINOID PROCESS

(Process for the preparation and purification of thiol-containing maytansinoids)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
A7752*	U.S.	09/641,348	18-Aug-00		6,333,410 B1	25-Dec-01	18-Aug-20
A8451	U.S.	10/410,143	10-Apr-03	18-Aug-00	Re-Issue
A8707	U.S. (Div)	10/758,264	16-Jan-04	19-Aug-00	Pending
F145222	PCT	PCT/US01/10816	26-Apr-01	18-Aug-00	Pub. No. WO 02/16368 A1 02/28/02)
F145201	Australia	53118/01	26-Apr-01	18-Aug-00	763107	30-Oct-03	26-Apr-21
F145202	Canada	2373554	26-Apr-01	18-Aug-00	Pending
F145203	Europe	01926594-1	26-Apr-01	18-Aug-00	Pending
F145204	Japan	2002-521468	26-Apr-01	18-Aug-00	Pending
F145239	Hong Kong	03108241.7	13-Nov-03	18-Aug-00	Pending

MAYTANSINOID CONJUGATE PROCESS

(Methods for the preparation of cytotoxic conjugates of maytansinoids and cell binding agents)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
A7970*	U.S.	09/867,598	31-May-01		6,441,163 B1	27-Aug-02	31-May-21
A8369	U.S.	10/161,651	05-Jun-02	31-May-01	Pending
F154222	PCT	PCT/US02/03378	14-Feb-02	31-May-01	Pub. No. WO 02/098883 A1 (12/12/02)
F154201	Australia	2002251880	14-Feb-02	31-May-01	Pending
F154202	Canada	2,417,858	14-Feb-02	31-May-01	Pending
F154203	Europe	02720913.9	14-Feb-02	31-May-01	Pub. No. 1390370 (2/25/04)
F154204	Japan	2003-502004	14-Feb-02	31-May-01	Pending
F154221	New Zealand	523655	14-Feb-02	31-May-01	Pending
F154239	Hong Kong	4103250.5	14-Feb-02	31-May-01	Pending

ANTI-ErbB ANTIBODY-MAYTANSINOID CONJUGATES (“Genentech Application”)

(Methods of treatment using anti-ErbB antibody-maytansinoid conjugates)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
?	U.S.	60/141,316	25-Jun-99		Provisional
PR1801R1	U.S.	60/189,844	16-Mar-00		Provisional
PR1801	U.S.	60/329,563	23-Jun-00		Provisional
PR1801-2	U.S.	60/238,327	05-Oct-00		Provisional
P1801R1	U.S./CIP	09/602,530	23-Jun-00		Pending
P1801R2	U.S.	09/811,123	16-Mar-01	16-Mar-00 23-Jun-00 05-Oct-00	Pub. No. 2002-0001587 (1/3/02)
P1801R1	PCT	PCT/US00/17229	23-Jun-00	25-Jun-99 16-Mar-00	Pub. No. WO 0100244 (1/4/01)

P1801R1	Australia	56329/00	23-Jun-00		Pending
P1801R1	Brazil	PI0012196.7	23-Jun-00		Pending
P1801R1	Canada	2370466	23-Jun-00		Pending
P1801R1	China	811782.9	23-Jun-00		Pending
P1801R1	Europe	941649.6	23-Jun-00		EP 1191944 A2 (1/4/01)
P1801R1	Hungary	0201616	23-Jun-00		Pending
P1801R1	Israel	147241	23-Jun-00		Pending
P1801R1	Japan	505951/01	23-Jun-00		Pending
P1801R1	Korea	10-2001-7016486	23-Jun-00		Pending
P1801R1	Mexico	PA/a/2001/013240	23-Jun-00		Pending
P1801R1	New Zealand	515975	23-Jun-00		51595	10-May-04	23-Jun-20
P1801R1	Poland	P352678	23-Jun-00		Pending
P1801R1	So. Africa	9768/01	23-Jun-00		Pending

PF4-4 STRAIN

(Mutant Actinosynnema pretiosum strain with increased maytansinoid production)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
A8275	U.S.	10/057,561	29-Jan-02		6,790,954	14-Sep-04	29-Jan-22
A8802	U.S. (Div)	10/898,169	26-Jul-04	29-Jan-02	Pending
F163522	PCT	PCT/US03/00026	15-Jan-03	29-Jan-02	Pub. No. WO 03/064610 A2 (8/7/03)
F163501	Australia	20033238752	15-Jan-03	29-Jan-02	Pending
F163502	Canada	No number yet	15-Jan-03	29-Jan-02	Pending
F163503	Europe	03734944.6	15-Jan-03	29-Jan-02	Pending
F163504	Japan	2003-564206	15-Jan-03	29-Jan-02	Pending
F163521	New Zealand	532831	15-Jan-03	29-Jan-02	Pending

METHODS FOR THE PRODUCTION OF ANSAMITOCINS (Fermentation Process)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
P8588	U.S.	60/468,638	08-May-03		Provisional
A8588	U.S.	10/840,768	07-May-04	08-May-03	Pending
F174522	PCT	PCT/US04/01300	10-May-04	08-May-03	Pending

IMPROVED CYTOTOXIC AGENTS COMPRISING NEW MAYTANSINOIDS (DM4)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
P8576	U.S.	60/471,739	20-May-03		Provisional
A8576	U.S.	10/849,136	20-May-04	20-May-03	Pub. No. 2004/0235840 A1 (11/25/04)
F177222	PCT	PCT/US04/013314	20-May-04	20-May-03	Pending

DRUG CONJUGATE COMPOSITION (Formulation)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
LVM 219992	U.S.	60/470,550	14-May-03		Provisional
LVM 228669	U.S.	10/846,129	14-May-04	14-May-03	Pending
LVM 228670	PCT	PCT/US04/15376	14-May-04	14-May-03	Pending

SMCC CONJUGATES

(Maytansinoid conjugates with non-cleavable linkers)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
P8662	U.S.	60/509,901	10-Oct-03		Provisional
A8662	U.S.	10/960,602	08-Oct-04	10-Oct-03	Pending
F189422	PCT	PCT/US04/030917	12-Oct-04	10-Oct-03	Pending

PEG LINKER

(Cytotoxic agents bearing a reactive polyethylene glycol moiety, cytotoxic conjugates comprising polyethylene glycol linking groups,

and methods of making and using the same)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
A8212	U.S.	10/024,290	21-Dec-01		6,716,821	6-Apr-04	21-Dec-21
F159322	PCT	PCT/US02/25972	10-Sep-02	21-Dec-01	Pub. No. WO 03/068144 A2 (8/21/03)
F159301	Australia	2002332542	10-Sep-02	21-Dec-01	Pending
F159302	Canada	2,462,085	10-Sep-02	21-Dec-01	Pending
F159303	Europe	02806788.2	10-Sep-02	21-Dec-01	Pending
F159304	Japan	2003-567329	10-Sep-02	21-Dec-01	Pending
F159321	New Zealand	529834	10-Sep-02	21-Dec-01	Pending

NITRO-PYRIDYL LINKER

(Cross-linkers with high reactivity and solubility and their use in the preparation of conjugates for targeted delivery of small molecule drugs)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
P8359	U.S.	60/403,652	16-Aug-02		Provisional
A8359	U.S.	10/633,616	05-Aug-03	16-Aug-02	Allowed (9/16/04)
F171622	PCT	PCT/US03/22494	05-Aug-03	16-Aug-02	Pub. No. WO 04/016801 A2 (2/26/04)

SYNERGY

(Compositions and methods for treating cancer using immunoconjugates and chemotherapeutic agents)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date
104322.198	U.S.	09/671,995	29-Sep-00	10/01/99	Pending
104322.198WO	PCT	PCT/US00/26800	29-Sep-00	01-Oct-99	Pub. No. WO 01/24763 (04/12/01)
104322.198EP	Europe	970516.1	29-Sep-00	01-Oct-99	Pub. No. 1229934 (08/14/02)
104322.198JP	Japan	2001-527762	04/01/02?	01-Oct-99	Pub. No. 2003-528034 (09/24/03)
104322.198CA	Canada	2,385,528	29-Sep-00	01-Oct-99	Pending
104322.198AU	Australia	79885/00	29-Sep-00	01-Oct-99	Allowed (6/17/04)
104322.198HK	Hong Kong	3100743.7	29-Jan-03	01-Oct-99	Pending

SCHEDULE B

PROVISIONS FOR SUPPLY AGREEMENTS

All Supply Agreements will include:

[******************************************************************************************************
***************************************************].

[*****************************************************************************************************
**********************************************************************].

[*************************************************].

[*********************************************************************************].

[******************************************************************************************************
*******************************************************************************************************
*************************************].

[*******************************************************************************************************
**********************************************************************************].

[*******************************************************************************************************
********************************************************************************************************
**************************************************************************].

[*******************************************************************************************************
**********************************************************************************].

[*******************************************].

[********************************************************************************************************
****************************].

[*******************************************************************************************************
***********************************************************************************************].

[*******************************************************************************************************
******************************************************************].

B-1

SCHEDULE C

CENTOCOR BACKGROUND TECHNOLOGY

[**************************]

C-1

SCHEDULE D

ADVERSE EVENT REPORTING PROCEDURES FOR LICENSED PRODUCT

[**************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
*****************************].

A.                                   DEFINITIONS

Capitalized terms in this Appendix have the following meanings.  Capitalized terms not defined in this Appendix shall have the meanings assigned to them in the Agreement.

1.             [******************************************************************************************
**********************************************************************************************************
****.*******.]

(a) [***************************************];

(b) [***************************************];

(c) [******]; and

(d) [************].

The term [*************] also includes a [*******] of [*************************] of the [*******].

2.                                       [***************************************]:

(a) [*********************];

(b) [***************************************];

(c) [***************];

(d) [***************************************]; or

(e) [***************************************].

3.                                       [******************************************************];

4.             [*****************************************************************************************
**************************************************************************************************].

5.             [******************************************************************************************
**********************************************************************************************************
*********************].

B.                                     [***********************************]

1.             [******************************************************************************************
**********************************************************************************************************
******************].

2.             [******************************************************************************************
**********************************************************************************************************
**************].

3.             [******************************************************************************************
**********************************************************************************************************
***********].

4.             [******************************************************************************************
*********************************************************************************************************
***].

C.                                     [***********************]

1.             [*****************************************************************************************
*********************************************************************************************************
**************************************************************************].

2.                                       [**************************************************************************:

(a)             [**********************************************************************************
**********************************************************************************************************
**********************************************************************].

(b)             [**********************************************************************************
**********************************************************************************************************
*****].

D.                                    [******************************]

1.             [******************************************************************************************
***************************************************************].

2.             [******************************************************************************************
**********************************************************************************************************
***********************].

3.             [******************************************************************************************
**********************************************************************************************************
**************************************************************************].

4.             [******************************************************************************************
**********************************************************************************************************
*******].

5.             [******************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
******************************************].

6.             [******************************************************************************************
**********************************************************************************************************
********************************************************************].

7.             [******************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************].

8.             [******************************************************************************************
***********].

9.             [******************************************************************************************
**********************************************************************************************************
**************************************].

SCHEDULE E

DISPUTE RESOLUTION PROCEDURES

[**************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
***************************].

a.         [********************************************************************************************
**************************************].

b.         [********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
****************************************************************************************].

c.         [********************************************************************************************
**********************************************************************************************************
*********************************************************************************].

d.         [********************************************************************************************
**********************************************************************************************************
***************].

e.         [********************************************************************************************
***********************************************

**********************************************************************************************************
**********].

f.         [********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
*****************************].

g.         [********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
*****************].

h.         [********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
***************************************].

i.         [*********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
*********

**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
******************************************************************************************].

j.         [********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
****************************************************************************************************].

k.         [********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
******************************************************************************].

l.         [*********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
*****************************************************************************].

m.         [********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
****************].

n.         *********************************************************************************************
**********************************************************************************************************
**********************************************************************************************************
***************].

o.         [*********************************************************************************************
**********************************************************************************************************
*******************************************************************************************************].

p.         [********************************************************].

q.         [********************************************************************************************
***************].

r.         [********************************************************************************************
*************].

s.         [********************************************************************************************
*******************************].

SCHEDULE F

[*****************************************************]

[********************************************************************
******************************************************************:

(a)          [******************************************************]
[******************************************************]
[******************************************************]
[********************************************]

(b)         [******************************************************]
[******************************************************]
[*******]

(c)          [******************************************************]
[******************************************************]
[******************************************************]
[*********************************].

F-1